EXHIBIT 10.40





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                               SALE AND SERVICING

                                    AGREEMENT

                                      AMONG

                               CPS FUNDING LLC, AS
                                   PURCHASER,

                      CONSUMER PORTFOLIO SERVICES, INC., AS
                               SELLER AND SERVICER

                    SYSTEMS & SERVICES TECHNOLOGIES, INC., AS
                                 BACKUP SERVICER

                                       AND

                        BANK ONE TRUST COMPANY, N.A., AS
                          STANDBY SERVICER AND TRUSTEE

                                   DATED AS OF

                                 JANUARY 9, 2003

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                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS..........................................................2
   SECTION 1.1            DEFINITIONS..........................................2
   SECTION 1.2            OTHER DEFINITIONAL PROVISIONS.......................22
   SECTION 1.3            CALCULATIONS........................................23
   SECTION 1.4            ACTION BY OR CONSENT OF NOTEHOLDERS.................23
   SECTION 1.5            MATERIAL ADVERSE EFFECT.............................23

ARTICLE II CONVEYANCE OF RECEIVABLES..........................................24
   SECTION 2.1            CONVEYANCE OF RECEIVABLES...........................24
   SECTION 2.2            TRANSFERS INTENDED AS SALES.........................29
   SECTION 2.3            FURTHER ENCUMBRANCE OF RECEIVABLES AND OTHER
                          CONVEYED PROPERTY...................................29

ARTICLE III THE RECEIVABLES...................................................30
   SECTION 3.1            REPRESENTATIONS AND WARRANTIES OF SELLER............30
   SECTION 3.2            REPURCHASE UPON BREACH..............................36
   SECTION 3.3            CUSTODY OF RECEIVABLES FILES........................37
   SECTION 3.4            ACCEPTANCE OF RECEIVABLE FILES BY TRUSTEE...........37
   SECTION 3.5            ACCESS TO RECEIVABLE FILES..........................38
   SECTION 3.6            TRUSTEE TO OBTAIN FIDELITY INSURANCE................39
   SECTION 3.7            [RESERVED.].........................................39
   SECTION 3.8            TRUSTEE TO MAINTAIN SECURE FACILITIES...............39

ARTICLE IV ADMINISTRATION AND SERVICING OF RECEIVABLES........................39
   SECTION 4.1            DUTIES OF THE SERVICER..............................39
   SECTION 4.2            COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATIONS OF
                          RECEIVABLES; LOCKBOX AGREEMENTS.....................40
   SECTION 4.3            REALIZATION UPON RECEIVABLES........................42
   SECTION 4.4            INSURANCE...........................................42
   SECTION 4.5            MAINTENANCE OF SECURITY INTERESTS IN VEHICLES.......43
   SECTION 4.6            ADDITIONAL COVENANTS OF SERVICER....................44
   SECTION 4.7            PURCHASE OF RECEIVABLES UPON BREACH OF COVENANT.....44
   SECTION 4.8            SERVICING FEE.......................................44
   SECTION 4.9            SERVICER'S CERTIFICATE..............................45
   SECTION 4.10           ANNUAL STATEMENT AS TO COMPLIANCE, NOTICE OF
                          SERVICER TERMINATION EVENT..........................45
   SECTION 4.11           ANNUAL INDEPENDENT ACCOUNTANTS' REPORT..............46
   SECTION 4.12           ACCOUNTANTS' REVIEW OF RECEIVABLE FILES.............46
   SECTION 4.13           INSURER'S REVIEW OF RECEIVABLE FILES................47
   SECTION 4.14           ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
                          REGARDING RECEIVABLES...............................47
   SECTION 4.15           REVIEW OF SERVICER'S CERTIFICATE....................48
   SECTION 4.16           RETENTION AND TERMINATION OF SERVICER...............49
   SECTION 4.17           FIDELITY BOND.......................................49
   SECTION 4.18           LIEN SEARCHES; OPINIONS AS TO TRANSFERS AND
                          SECURITY INTERESTS..................................49

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ARTICLE V ACCOUNTS; DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS..................50
   SECTION 5.1            ESTABLISHMENT OF PLEDGED ACCOUNTS...................50
   SECTION 5.2            [RESERVED]..........................................52
   SECTION 5.3            CERTAIN REIMBURSEMENTS TO THE SERVICER..............52
   SECTION 5.4            APPLICATION OF COLLECTIONS..........................52
   SECTION 5.5            WITHDRAWALS FROM NPF SPREAD ACCOUNT.................53
   SECTION 5.6            ADDITIONAL DEPOSITS.................................53
   SECTION 5.7            DISTRIBUTIONS.......................................53
   SECTION 5.8            NOTE DISTRIBUTION ACCOUNT...........................57
   SECTION 5.9            CALCULATION OF WEIGHTED AVERAGE APR, LIQUIDITY
                          AMOUNT AND WAC DEFICIENCY AMOUNTS...................59
   SECTION 5.10 DEPOSIT OF WAC DEFICIENCY AMOUNTS, LIQUIDITY AMOUNTS AND AMOUNTS NECESSARY TO SATISFY THE COLLATERAL
                          TEST............................................... 59
   SECTION 5.11           STATEMENTS TO NOTEHOLDERS...........................59
   SECTION 5.12           OPTIONAL DEPOSITS BY THE INSURER; NOTICE OF WAIVERS.61
   SECTION 5.13           DIVIDEND OF INELIGIBLE RECEIVABLES..................61

ARTICLE VI THE NOTE POLICY....................................................61
   SECTION 6.1            CLAIMS UNDER NOTE POLICY............................61
   SECTION 6.2            PREFERENCE CLAIMS...................................63
   SECTION 6.3            SURRENDER OF NOTE POLICY............................63

ARTICLE VII THE PURCHASER.....................................................64
   SECTION 7.1            REPRESENTATIONS OF PURCHASER........................64

ARTICLE VIII THE SELLER.......................................................65
   SECTION 8.1            REPRESENTATIONS OF SELLER...........................65
   SECTION 8.2            ADDITIONAL COVENANTS OF THE SELLER..................68
   SECTION 8.3            LIABILITY OF SELLER; INDEMNITIES....................68
   SECTION 8.4            MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                          OBLIGATIONS OF, SELLER..............................69
   SECTION 8.5            LIMITATION ON LIABILITY OF SELLER AND OTHERS........70

ARTICLE IX THE SERVICER.......................................................70
   SECTION 9.1            REPRESENTATIONS OF SERVICER.........................70
   SECTION 9.2            LIABILITY OF SERVICER; INDEMNITIES..................72
   SECTION 9.3            MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                          OBLIGATIONS OF, THE SERVICER OR STANDBY SERVICER....74
   SECTION 9.4            RESERVED............................................75
   SECTION 9.5            DELEGATION OF DUTIES................................75
   SECTION 9.6            SERVICER AND STANDBY SERVICER NOT TO RESIGN.........75

ARTICLE X DEFAULT.............................................................76
   SECTION 10.1           SERVICER TERMINATION EVENT..........................76
   SECTION 10.2           CONSEQUENCES OF A SERVICER TERMINATION EVENT........77
   SECTION 10.3           APPOINTMENT OF SUCCESSOR............................78
   SECTION 10.4           NOTIFICATION TO NOTEHOLDERS.........................80
   SECTION 10.5           WAIVER OF PAST DEFAULTS.............................80
   SECTION 10.6           ACTION UPON CERTAIN FAILURES OF THE SERVICER........80
   SECTION 10.7           CONTINUED ERRORS....................................80

ARTICLE XI RESERVED...........................................................81

ARTICLE XII RESERVED..........................................................81

ARTICLE XIII MISCELLANEOUS PROVISIONS.........................................81
   SECTION 13.1           AMENDMENT...........................................81
   SECTION 13.2           PROTECTION OF TITLE TO PROPERTY.....................82
   SECTION 13.3           NOTICES.............................................84
   SECTION 13.4           ASSIGNMENT..........................................84
   SECTION 13.5           LIMITATIONS ON RIGHTS OF OTHERS.....................84
   SECTION 13.6           SEVERABILITY........................................85
   SECTION 13.7           SEPARATE COUNTERPARTS...............................85
   SECTION 13.8           HEADINGS............................................85
   SECTION 13.9           GOVERNING LAW.......................................85
   SECTION 13.10          ASSIGNMENT TO TRUSTEE...............................85
   SECTION 13.11          NONPETITION COVENANTS...............................85
   SECTION 13.12          LIMITATION OF LIABILITY OF TRUSTEE..................86
   SECTION 13.13          INDEPENDENCE OF THE SERVICER........................86
   SECTION 13.14          NO JOINT VENTURE....................................86
   SECTION 13.15          INSURER AS CONTROLLING PARTY........................86
   SECTION 13.16          SPECIAL SUPPLEMENTAL AGREEMENT......................86
   SECTION 13.17          LIMITED RECOURSE....................................87
   SECTION 13.18          ACKNOWLEDGEMENT OF ROLES............................87

         SCHEDULES
         ---------

         Schedule A -        Schedule of Receivables

         Schedule B -        Location for Delivery of Receivable Files

         EXHIBITS
         --------

         EXHIBIT A  -        Form of Servicer's Certificate

         EXHIBIT B  -        Form of Trust Receipt

         EXHIBIT C  -        Form of Servicing Officer's Certificate

         EXHIBIT D  -        Form of Monthly Servicer's Statement

         EXHIBIT E  -        Form of Trustee's Certificate Pursuant to

         SECTION 3.2 OR 3.4
         ------------------

         Exhibit F  -        Form of Independent Accountant's Report

         Exhibit G  -        Form of Assignment

         Exhibit H  -        Form of Investor Certification

         Exhibit I  -        Form of Addition Notice

         SALE AND SERVICING AGREEMENT dated as of January 9, 2003, among CPS FUNDING LLC, a Delaware limited liability company (the "PURCHASER"), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), SYSTEMS & SERVICES TECHNOLOGIES, INC., a Delaware corporation ("SST"), as Backup Servicer, and BANK ONE TRUST COMPANY N.A., a national banking association, (in its capacities as Standby Servicer, the "STANDBY SERVICER" and as Trustee, the "TRUSTEE," respectively).

         WHEREAS, the Purchaser desires to purchase, from time to time, a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts acquired by Consumer Portfolio Services, Inc., through motor vehicle dealers and independent finance companies;

         WHEREAS, the Purchaser intends to finance such purchases by issuing Notes, secured by the Receivables and the Other Conveyed Property, pursuant to the Indenture (as defined below);

         WHEREAS, the Seller is willing to sell such Receivables and Other Conveyed Property to the Purchaser from time to time; and

         WHEREAS the Servicer is willing to service all such Receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         SECTION 1.1 DEFINITIONS.

         Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "ACCOUNTANTS' REPORT" means the report of a firm of nationally recognized independent accountants described in SECTION 4.11.

         "ACCOUNTING DATE" has the meaning set forth in the Indenture.

         "ADDITION NOTICE" means, with respect to any transfer of Receivables to the Purchaser pursuant to SECTION 2.1 of this Agreement, notice of the Seller's election to transfer Receivables to the Purchaser, such notice to designate the related Transfer Date and the aggregate principal amount of Receivables to be transferred on such Transfer Date, substantially in the form of EXHIBIT I.

         "AFFILIATE" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition, the term "CONTROL" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH" have meanings correlative to the foregoing.

         "AGGREGATE PRINCIPAL BALANCE" means, with respect to any date of determination and with respect to the Receivables, the Qualifying Receivables or any specified portion thereof, as the case may be, the sum of the Principal Balances for all Receivables, the Qualifying Receivables or any specified portion thereof, as the case may be (other than (i) any Receivable that became a Liquidated Receivable prior to the end of the most recently ended Collection Period and (ii) any Receivable that became a Purchased Receivable prior to the end of the most recently ended Collection Period) as of the date of determination.

         "AGREEMENT" means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time, in accordance with the terms hereof.

         "AMORTIZATION EVENT" means any one of the following: (a) the occurrence of an Insurance Agreement Event of Default; (b) failure by the Seller or the Servicer to repurchase any Receivable in accordance with the terms of this Agreement; (c) the occurrence of a Servicer Termination Event, (d) the Backup Servicer or Standby Servicer shall have become the Servicer hereunder, (e) the Insurer shall have delivered an Insurer Notice to the Trustee, the Purchaser, the Seller and the Initial Note Purchaser or, (f) the failure of the Purchaser to deposit into the Collection Account the amount required to be deposited therein in accordance with Section 5.10(a), Section 5.10(b) or Section 5.10(c).

         "AMORTIZATION PERIOD" means the period beginning immediately following the end of the Revolving Period and ending on the Final Scheduled Payment Date.

         "AMOUNT FINANCED" means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

         "ANNUAL PERCENTAGE RATE" or "APR" of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

         "ASSIGNMENT" means an assignment from the Seller to the Purchaser with respect to the Receivables and Other Conveyed Property to be conveyed by the Seller to the Purchaser on any Transfer Date, in substantially the form of EXHIBIT G.

         "ASSUMPTION DATE" has the meaning set forth in SECTION 10.3(A).

         "AVERAGE EXTENSION PERCENTAGE" only during the Amortization Period, means the percentage equivalent of a fraction, the numerator of which is the sum of the Extension Percentages for each of the current Collection Period and the three preceding Collection Periods and the denominator of which is 4.

         "BACKUP SERVICER" means SST, in its capacity as Backup Servicer pursuant to the terms of the Backup Servicing Agreement.

         "BACKUP SERVICING AGREEMENT" means that certain Backup Servicing Agreement dated as of January 9, 2003, among SST, as Backup Servicer, CPS as Servicer and the Purchaser.

         "BACKUP SERVICING FEE" means the fee payable to the Backup Servicer so long as the Backup Servicer is not the Servicer, on each Payment Date in the amount specified in the Backup Servicing Agreement.

         "BANK ONE" means Bank One Trust Company, N.A.

         "BASIC DOCUMENTS" means this Agreement, the Indenture, the Master Spread Account Agreement, the Backup Servicing Agreement, the Spread Account Supplement, the Insurance Agreement, the Lockbox Agreement, the Premium Letter, the Note Purchase Agreement and all other documents and certificates delivered in connection therewith.

         "BASIS FEE PERCENT" means 1.50%.

         "BUSINESS DAY" means (i) any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, Chicago, Illinois, or the State in which the Corporate Trust Office is located, the State in which the executive offices of the Servicer are located and the State in which the principal place of business of the Insurer is located shall be authorized or obligated by law, executive order, or governmental decree to be closed, and (ii) if the applicable Business Day relates to the determination of LIBOR, a day which is a day described in clause (i) above and which is also a day for trading by and between banks in the London interbank eurodollar market.

         "CASUALTY" means, with respect to a Financed Vehicle, the total loss or destruction of such Financed Vehicle.

         "CLOSING DATE" means January 9, 2003.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" has the meaning set forth in the Indenture.

         "COLLATERAL AGENT" means Bank One Trust Company, N.A., in its capacity as Collateral Agent under the Master Spread Account Agreement and the Pledge Agreement and any Successor Collateral Agent appointed pursuant to Section 4.05 of the Master Spread Account Agreement or Pledge Agreement.

         "COLLATERAL AGENT FEE" means (A) the fee payable to the Collateral Agent on each Payment Date in an amount equal to the greater of (a) $375 or (b) one-twelfth of 0.0075% of the aggregate outstanding principal amount of the Notes on the last day of the second preceding Collection Period; PROVIDED, HOWEVER, that on the first Payment Date the Collateral Agent will be entitled to receive an amount equal to the greater of (a) $375 or (b) the product of (i) the percentage equivalent of a fraction the numerator of which is the number of days from the Closing Date, to but excluding the first Payment Date and the denominator of which is 360, (ii) 0.0075% and (iii) the aggregate outstanding principal amount of the Notes as of the Closing Date and (B) any other amounts payable pursuant to the Fee Schedule.

         "COLLATERAL TEST" means, with respect to any Determination Date, a test that will be satisfied if, as of such Determination Date, the aggregate outstanding principal amount of the Notes is less than or equal to the result, with each amount determined as of such Determination Date, of: (i) the amount on deposit in the Collection Account and the Principal Funding Account, LESS (ii) the Noteholders' Interest Distributable Amount for the related Payment Date, LESS (iii) the WAC Deficiency Deposit, if any, and the Liquidity Amount, in each case as of such Determination Date PLUS (iv) the product of (a) the Aggregate Principal Balance of Receivables that are Qualifying Receivables as of such Determination Date and (b) the Required Collateral Ratio as of such Determination Date.

         "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1.

         "COLLECTION PERIOD" means, with respect to the first Payment Date, the period beginning on the close of business on the Cutoff Date with respect to the Receivables purchased on the initial Transfer Date and ending on the close of business on the last day of the calendar month in which such Transfer Date occurs. With respect to each subsequent Payment Date, "Collection Period" means the preceding calendar month. Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections pursuant to SECTION 5.4, and (ii) all distributions to be made on the Payment Date occurring in such Collection Period pursuant to
SECTION 5.7.

         "CONTRACT" means a motor vehicle retail installment sale contract and promissory note.

         "CONTROLLING PARTY" means (a) so long as no Insurer Default has occurred and is continuing, the Insurer and (b) for so long as an Insurer Default has occurred and is continuing, the Trustee acting at the direction of a Note Majority.

         "CORPORATE TRUST OFFICE" has the meaning set forth in the Indenture.

         "CPS" means Consumer Portfolio Services, Inc., a California corporation and its successors.

         "CPSRC" means CPS Receivables Corp., a California corporation.

         "CRAM DOWN LOSS" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring Scheduled Receivable Payments to be made on a Receivable, an amount equal to such reduction in Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Receivable Payments as so modified or restructured. A "CRAM DOWN LOSS" shall be deemed to have occurred on the date such order is entered.

         "CUTOFF DATE" means, with respect to a Receivable or Receivables, the date specified as such for such Receivable or Receivables in the Schedule of Receivables.

         "DEALER" means, with respect to a Receivable, the seller of the related Financed Vehicle, who originated and assigned such Receivable to the Seller.

         "DEFAULTED RECEIVABLE" means, with respect to any Receivable as of any date, a Receivable with respect to which: (i) more than 90% of a Scheduled Receivable Payment is more than 60 days past due as of the end of the immediately preceding Collection Period, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption or acceleration period has expired) as of the end of the immediately preceding Collection Period, or
(iii) such Receivable is in default as of the last day of the immediately preceding Collection Period and the Servicer has determined in good faith that payments thereunder are not likely to be resumed.

         "DEFECTIVE RECEIVABLE" means a Receivable that is subject to repurchase pursuant to SECTION 3.2 or SECTION 4.7.

         "DEFICIENCY CLAIM AMOUNT" has the meaning set forth in SECTION 5.5(A).

         "DEFICIENCY CLAIM DATE" means, with respect to any Insured Payment Date, the fourth Business Day immediately preceding such Insured Payment Date.

         "DEFICIENCY NOTICE" has the meaning set forth in SECTION 5.5(A).

         "DELIVERY" means, when used with respect to Pledged Account Property:
(terms used in the following provisions that are not otherwise defined are used as defined in Articles 8 and 9 of the UCC):

                  (i) in the case of such Pledged Account Property consisting of security entitlements not covered by the following paragraphs in this definition of Delivery, by (1) causing the Trustee or related securities intermediary to indicate by book entry that a financial asset related to such securities entitlement has been credited to the related Pledged Account and (2) causing the Trustee or related securities intermediary to indicate that the Trustee is the sole entitlement holder of each such securities entitlement and causing the Trustee or related securities intermediary to agree that it will comply with entitlement orders originated by the Trustee with respect to each such security entitlement without further consent by the Issuer;

                  (ii) in the case of each certificated security (other than a clearing corporation security (as defined below)) or instrument by: (1) the delivery of such certificated security or instrument to the Trustee or related securities intermediary registered in the name of the Trustee or related securities intermediary or its respective affiliated nominee or endorsed to the Trustee or related securities intermediary in blank; (2) causing the Trustee or related securities intermediary to continuously indicate by book-entry that such certificated security or instrument is credited to the related Pledged Account; and (3) the Trustee or related securities intermediary maintaining continuous possession of such certificated security or instrument;

                  (iii) in the case of each uncertificated security (other than a clearing corporation security (as defined below)), by causing: (1) such uncertificated security to be continuously registered in the books of the issuer thereof in the name of the Trustee or related securities intermediary; and (2) the Trustee or related securities intermediary to continuously indicate by book-entry that such uncertificated security is credited to the related Pledged Account;

                  (iv) in the case of each security in the custody of or maintained on the books of a clearing corporation (a "clearing corporation security"), by causing: (1) the relevant clearing corporation to credit such clearing corporation security to the securities account of the Trustee or related securities intermediary at such clearing corporation; and (2) the Trustee or related securities intermediary to continuously indicate by book-entry that such clearing corporation security is credited to the related Pledged Account;

                  (v) in the case of each security issued or guaranteed by the United States of America or agency or instrumentality thereof (other than a security issued by the Government National Mortgage Association) representing a full faith and credit obligation of the United States of America and that is maintained in book-entry records of the Federal Reserve Bank of New York ("FRBNY") (each such security, a "government security"), by causing: (1) the creation of a security entitlement to such government security by the credit of such government security to the securities account of the Trustee or related securities intermediary at the FRBNY; and (2) the Trustee or related securities intermediary to continuously indicate by book-entry that such government security is credited to the related Pledged Account.

                  (vi) in the case of each security entitlement not governed by clauses (i) through (v) above, by:

                           (A) causing a securities intermediary (x) to indicate
                  by book-entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Trustee or related securities intermediary's securities account, (y) to receive a financial asset from the Trustee or related securities intermediary or acquiring the underlying financial asset for the Trustee or related securities intermediary, and in either case, accepting it for credit to the Trustee or related securities intermediary's securities account or (z) to be become obligated under other law, regulation or rule to credit the underlying financial asset to the Trustee or related securities intermediary's securities account,

                           (B) the making by such securities intermediary of
                  entries on its books and records continuously identifying such security entitlement as belonging to the Trustee or related securities intermediary and continuously indicating by book-entry that such securities entitlement is credited to the Trustee or related securities intermediary's securities account, and

                           (C) the Trustee or related securities intermediary
                  continuously indicating by book-entry that such security entitlement (or all rights and property of the Trustee or related securities intermediary representing such securities entitlement) is credited to the related Pledged Account; and

                  (6) in the case of cash or money, by:

                           (A) the delivery of such cash or money to the Trustee
                  or related securities intermediary,

                           (B) the Trustee or related securities intermediary
                  treating such cash or money as a financial asset maintained by such Trustee for credit to the related Pledged Account in accordance with the provisions of Article 8 of the UCC, and

                           (C) causing the Trustee or related securities
                  intermediary to continuously indicate by book-entry that such cash or money is credited to the related Pledged Account.

                  (vii) in each case of delivery contemplated pursuant to clauses (ii) through (vi) hereof, the Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Trust Property which constitutes a security is held in trust pursuant to and as provided in this Agreement.

         "DETERMINATION DATE" means, with respect to any Payment Date, Insured Payment Date or any date on which a calculation or determination is to be made, the third Business Day immediately preceding such Payment Date, Insured Payment Date or other date of determination.

         "DRAW DATE" means, with respect to any Insured Payment Date, the third Business Day immediately preceding such Insured Payment Date.

         "ELIGIBLE ACCOUNT" means either (i) a segregated trust account that is maintained with a depository institution acceptable to the Controlling Party, or
(ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1+" by Standard & Poor's and "P-1" by Moody's and acceptable to the Controlling Party.

         "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

                  (c) commercial paper that, at the time of the investment or contractual commitment to invest therein, is rated "A-1+" by Standard & Poor's and "P-1" by Moody's and which has a maturity of 365 days or less;

                  (d) bankers' acceptances issued by any depository institution or trust company referred to in CLAUSE (B) above;

                  (e) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or (ii) a depository institution or trust company whose commercial paper or other short term unsecured debt obligations are rated "A-1+" by Standard & Poor's and "P-1" by Moody's and long term unsecured debt obligations are rated "AAA" by Standard & Poor's and "AAA" by Moody's;

                  (f) with the prior written consent of the Controlling Party, money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby except, the Controlling Party shall not be required to give its prior written consent for the Bank One Institutional Prime Money Market Fund; and

                  (g) any other investment as may be acceptable to the Insurer, as evidenced by a writing to that effect, as may from time to time be confirmed in writing to the Trustee by the Insurer.

         Any of the foregoing Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.

         "ELIGIBLE SERVICER" means a Person approved to act as "SERVICER" under this Agreement by the Controlling Party.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EXTENSION PERCENTAGE" means, with respect to any Collection Period other than during the Revolving Period, the percentage of Receivables owned by the Purchaser as of the end of such Collection Period that were extended pursuant to SECTION 4.2 during such Collection Period, computed as the percentage equivalent of a fraction, the numerator of which is the Aggregate Principal Balance of such extended Receivables as of the end of such Collection Period, and the denominator of which is the Aggregate Principal Balance of all Receivables owned by the Purchaser as of the end of such Collection Period.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "FEE SCHEDULE" means that certain (i) Bond Trustee Fee Schedule and
(ii) Document Custody Fee Schedule, each dated January 6, 2003 and delivered to Seller by Bank One Trust Company, N.A., copies of which are attached as Exhibit J and Exhibit K, respectively.

         "FINAL SCHEDULED PAYMENT DATE" means the earliest to occur of (a) the Insured Payment Date next succeeding the date on which the Controlling Party shall have sold, securitized or otherwise liquidated the last Receivable and (b) the Insured Payment Date occurring on or after the date that is 90 months after the initial Transfer Date.

         "FINANCED VEHICLE" means a new or used automobile, light truck, van or minivan, together with all accessions thereto, securing an Obligor's indebtedness under a Receivable.

         "FIRST SST PAYMENT DATE" means the Payment Date occurring in the first calendar month after the calendar month in which the SST Assumption Date occurs.

         "GAAP" means generally accepted accounting principles occasioned by the promulgation of rules, regulations, pronouncements or opinions by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or the Securities and Exchange Commission (or successors thereto or agencies with similar functions) from time to time.

         "HOLDER" has the meaning set forth in the Indenture.

         "INDENTURE" means the Indenture dated as of January 9, 2003, between the Purchaser, as Issuer thereunder, and Bank One Trust Company, N.A., as Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "INELIGIBLE RECEIVABLE" means any Receivable other than a Qualifying Receivable.

         "INITIAL NOTE PURCHASER" means Greenwich Capital Markets, Inc.

         "INITIAL PAYMENT DATE" means the first Payment Date hereunder.

         "INSOLVENCY EVENT" means, with respect to a specified Person, (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "INSURANCE AGREEMENT" means the Insurance and Indemnity Agreement among the Seller, the Purchaser and the Insurer, dated as of January 9, 2003, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "INSURANCE AGREEMENT EVENT OF DEFAULT" means an "EVENT OF DEFAULT" as defined in the Insurance Agreement.

         "INSURANCE POLICY" means, with respect to a Receivable, any insurance policy (including the insurance policies described in SECTION 4.4 hereof) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

         "INSURED PAYMENT DATE" means the nineteenth day of each month, or, if such nineteenth day is not a Business Day, the next following Business Day. In the event that, on any Payment Date, the Noteholders did not receive the full amount of the Scheduled Payment (as defined in the Note Policy) then due to them, such shortfall shall be due and payable and shall be funded on the Insured Payment Date either from the NPF Spread Account or from the proceeds of a drawing under the Note Policy. The Record Date applicable to an Insured Payment Date shall be the Record Date applicable to the related Payment Date.

         "INSURER" means Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, or its successors in interest.

         "INSURER DEFAULT" means any one of the following events shall have occurred and be continuing:

                  (i) the Insurer fails to make a payment required under the Note Policy in accordance with its terms;

                  (ii) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York Department of Insurance Code or similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                  (iii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

         "INSURER NOTICE" means written notice from the Insurer specifying the date, determined in the sole and absolute discretion of the Insurer, on which the Revolving Period shall end, and after which (a) no additional purchases under this Agreement shall be permitted and (b) no Note Increases shall be permitted under the Indenture.

         "INSURER PREMIUM PERCENT" means 0.75%.

         "INTEREST PERIOD" means, with respect to the Notes and each Note Increase Amount, as applicable, and any Payment Date, the period from and including the immediately preceding Payment Date (or in the case of the initial Interest Period, from and including the first Transfer Date hereunder) to but excluding such Payment Date.

         "INVESTMENT EARNINGS" means, with respect to any Payment Date and any Pledged Account, the investment earnings on amounts on deposit in such Pledged Account on such Payment Date.

         "LIBOR" means the rate for one-month deposits in U.S. Dollars which appears on Telerate page 3750 (or such other page as may replace the 3750 page on the Telerate service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits) determined by the Initial Note Purchaser at or about 11:00 a.m. New York City time (i) with respect to any Interest Period, on the related LIBOR Determination Date and (ii) with respect to any other date of determination, on such date (or, if such date is not a Business Day, on the next succeeding Business Day); PROVIDED, HOWEVER, if no rate appears on the Telerate Page 3750 on any such date of determination, LIBOR shall be determined as follows:

         With respect to a day on which no rate appears on Telerate Page 3750, LIBOR will be determined at approximately 11:00 a.m., New York City time, on such day on the basis of (a) the arithmetic mean of the rates at which one-month deposits in U.S. dollars are offered to prime banks in the London interbank market by four (4) major banks in the London interbank market selected by the Initial Note Purchaser and in a principal amount of not less than $75,000,000 that is representative for a single transaction in such market at such time, if at least two (2) such quotations are provided, or (b) if fewer than two (2) quotations are provided as described in the preceding clause (a), the arithmetic mean of the rates, as requested by the Initial Note Purchaser, quoted by three
(3) major banks in New York City, selected by the Initial Note Purchaser, at approximately 11:00 A.M., New York City time, on such day, one-month deposits in United States dollars to leading European banks and in a principal amount of not less than $75,000,000 that is representative for a single transaction in such market at such time.

         "LIBOR DETERMINATION DATE" means, with respect to each Interest Period, the Business Day immediately preceding the first day of such Interest Period.

         "LIEN" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law.

         "LIEN CERTIFICATE" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the obligor, the term "LIEN CERTIFICATE" shall mean only a certificate or notification issued to a secured party.

         "LIQUIDATED RECEIVABLE" a Receivable shall be a "Liquidated Receivable" on the earlier of any of the following to occur: (i) the Receivable has been liquidated by the Servicer through the sale of the Financed Vehicle or (ii) the related Financed Vehicle has been repossessed and 90 days have elapsed since the date of such repossession or (iii) the related Obligor has failed to make more than 90% of a Scheduled Receivable Payment of more than ten dollars for 120 (or, if the related Financed Vehicle has been repossessed, 210) or more days as of the end of a Collection Period or (iv) with respect to which such Receivable, proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such Receivable.

         "LIQUIDITY AMOUNT" means, as of any date of determination, the product of (a) the Aggregate Principal Balance of the Receivables as of such date and
(b) the greater of (i) 1.0% and (ii)(A) the sum of (x) the Note Interest Rate on such date and (y) the Total Expense Percent divided by (B) twelve.

         "LIQUIDITY AMOUNT SHORTFALL" has the meaning set forth in SECTION 5.10.

         "LOCKBOX ACCOUNT" means an account maintained on behalf of the Trustee by the Lockbox Bank pursuant to SECTION 4.2(B).

         "LOCKBOX AGREEMENT" means the Agreement Relating to Lockbox Services, dated as of January 9, 2003, by and among the Lockbox Processor, the Purchaser, the Servicer and the Trustee, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, unless the Trustee shall cease to be a party thereunder, or such agreement shall be terminated in accordance with its terms, in which event "LOCKBOX AGREEMENT" shall mean such other agreement, in form and substance acceptable to the Controlling Party, among the Servicer, the Purchaser, and the Lockbox Processor and any other appropriate parties.

         "LOCKBOX BANK" means as of any date a depository institution named by the Servicer and acceptable to the Controlling Party at which the Lockbox Account is established and maintained as of such date.

         "LOCKBOX PROCESSOR" means Regulus West, LLC and its successors and assigns.

         "MASTER SPREAD ACCOUNT AGREEMENT" means the Master Spread Account Agreement amended and restated as of December 1, 1998 among the Insurer, CPSRC and the Collateral Agent, as amended prior to the date hereof, and as the same may be modified, supplemented or otherwise amended in accordance with the terms thereof.

         "MAXIMUM NOTE INTEREST RATE" has the meaning set forth in the Indenture.

         "MOODY'S" means Moody's Investors Service, Inc., or its successor.

         "NET LIQUIDATION PROCEEDS" means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable (other than amounts withdrawn from the NPF Spread Account and drawings under the Note Policy) net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and the reasonable cost of legal counsel with the enforcement of a Defaulted Receivable, (ii) amounts that are required to be refunded to the Obligor on such Receivable; PROVIDED, HOWEVER, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

         NON-CERTIFICATED STATES - The States of Arizona, Kansas, Kentucky, Maine, Maryland, Michigan, Minnesota, Montana, New York, Oklahoma, Wisconsin and such other states in which the applicable Department of Motor Vehicles or similar authority issues evidence of title to a Financed Vehicle in a non-certificated form.

         "NOTE" or "NOTES" has the meaning specified in Section 1.1 of the Indenture.

         "NOTE DISTRIBUTION ACCOUNT" means the account designated as such, established and maintained as set forth in Section 5.1.

         "NOTE INCREASE AMOUNT" has the meaning specified in the Indenture.

         "NOTE INCREASE DATE" has the meaning specified in the Indenture.

         "NOTE INTEREST RATE" has the meaning specified in the Indenture.

         "NOTE MAJORITY" means the Holders of Notes evidencing more than 50% of the Outstanding Amount of the Notes.

         "NOTE POLICY CLAIM AMOUNT" with respect to any Insured Payment Date, has the meaning specified in Section 6.1.

         "NOTEHOLDER" has the meaning specified in the Indenture.

         "NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, (i) with respect to any Payment Date, the excess of the Noteholders' Interest Distributable Amount for the preceding Payment Date over the amount that was actually deposited in the Note Distribution Account on such preceding Payment Date on account of the Noteholders' Interest Distributable Amount (to the extent not paid on the Insured Payment Date immediately following such preceding Payment Date) and (ii) with respect to any Insured Payment Date, the excess of the Noteholders'

Interest Distributable Amount for the immediately preceding Payment Date over the amount that was actually deposited in the Note Distribution Account on such immediately preceding Payment Date on account of the Noteholders' Interest Distributable Amount.

         "NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date or Insured Payment Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Payment Date or Insured Payment Date, as applicable, and the Noteholders' Interest Carryover Shortfall for such Payment Date or Insured Payment Date, respectively, if any, plus (i) with respect to any Payment Date, interest on such Noteholders' Interest Carryover Shortfall, to the extent permitted by law, at the Note Interest Rate for the related Interest Period(s), from and including the preceding Payment Date to, but excluding, the current Payment Date (to the extent not paid on the Insured Payment Date immediately following such preceding Payment Date) or (ii) with respect to any Insured Payment Date, interest on such Noteholders' Interest Carryover Shortfall paid on such Insured Payment Date, to the extent permitted by law, at the Note Interest Rate for the related Interest Period from and including the immediately preceding Payment Date to but excluding such Insured Payment Date.

         "NOTEHOLDERS' MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date (other than the Initial Payment Date) or Insured Payment Date, an amount equal to the sum of the products, for each day during the related Interest Period, of (i) the Note Interest Rate for the related Interest Period, and (ii) the aggregate outstanding principal amount of the Notes as of the close of business on such day, divided by 360.

         "NOTEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Payment Date, the excess of the Noteholders' Principal Distributable Amount for the preceding Payment Date over the amount that was actually deposited in the Note Distribution Account on such Payment Date on account of the Noteholders' Principal Distributable Amount.

         "NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date (other than the Final Scheduled Payment Date), the sum of (i) collections on Receivables (other than Liquidated Receivables) allocable to principal including full and partial prepayments; (ii) the portion of the Purchase Amount allocable to principal of each Receivable that became a Purchased Receivable as of the last day of the preceding Collection Period and, at the option of the Insurer, the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased (without duplication of amounts referred to in CLAUSE (i) above); (iii) the Principal Balance of each Receivable that first became a Liquidated Receivable during the preceding Collection Period (without duplication of the amounts included in CLAUSE (I) above); (IV) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the preceding Collection Period (without duplication of amounts referred to in CLAUSES (i) through (iii) above); and (v) following the acceleration of the Notes pursuant to SECTION 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.4 of the Indenture since the preceding Determination Date by the Trustee or Controlling Party for distribution pursuant to SECTION 5.7 hereof. The Noteholders' Principal Distributable Amount on the Final Scheduled Payment Date will equal the aggregate outstanding principal amount of the Notes.

         "NOTICE OF CLAIM" has the meaning set forth in SECTION 6.1.

         "NPF SPREAD ACCOUNT" means the account designated as such, established and maintained pursuant to the Spread Account Supplement.

         "OBLIGOR" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

         "OFFICER'S CERTIFICATE" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, the controller or assistant treasurer or any assistant controller, secretary or assistant secretary of CPS, the Seller, the Purchaser or the Servicer, as appropriate.

         "OPINION OF COUNSEL" means a written opinion of counsel who may but need not be counsel to the Purchaser, the Seller or the Servicer, which counsel shall be acceptable to the Trustee and the Insurer and which opinion shall be acceptable in form and substance to the Trustee and to the Insurer.

         "OTHER CONVEYED PROPERTY" means all property conveyed by the Seller to the Purchaser pursuant to SECTIONS 2.1(a)(ii) through (X) of this Agreement and
Section 2 of each Assignment.

         "OUTGOING SERVICER FEE" means, with respect to the First SST Payment Date, an amount equal to the product of (a) one twelfth times 2.5% of the Aggregate Principal Balance of the Receivables as of the close of business on the last day of the second preceding Collection Period and (b) a fraction (i) the numerator of which is the number of days in the related Collection Period prior to the SST Assumption Date and (ii) the denominator of which is 30.

         "PAYMENT DATE" means, with respect to each Collection Period, the 15th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day. The first Payment Date shall occur in accordance with the previous sentence in the calendar month next following the calendar month during which the first Transfer Date occurs hereunder.

         "PERSON" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "PHYSICAL PROPERTY" has the meaning specified in the definition of "Delivery" above.

         "PLEDGE AGREEMENT" has the meaning set forth in the Insurance and Indemnity Agreement.

         "PLEDGED ACCOUNT PROPERTY" means the Pledged Accounts, all amounts and investments held from time to time in any Pledged Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

         "PLEDGED ACCOUNTS" has the meaning assigned thereto in SECTION 5.1(D).

         "POST-OFFICE BOX" means the separate post-office box in the name of the Seller for the benefit of the Trustee acting on behalf of the Noteholders and the Insurer, established and maintained pursuant to SECTION 4.2.

         "PREFERENCE CLAIM" has the meaning assigned thereto in SECTION 6.2(B).

         "PRINCIPAL BALANCe" of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of the following amounts without duplication: (i) in the case of a Rule of 78's Receivable, that portion of all Scheduled Receivable Payments actually received on or prior to such day allocable to principal using the actuarial or constant yield method; (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Receivable Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the principal balance of the Receivable.

         "PRINCIPAL FUNDING ACCOUNT" has the meaning specified in SECTION
5.1(C).

         "PROGRAM" has the meaning specified in SECTION 4.11.

         "PURCHASE AMOUNT" means, on any date with respect to a Defective Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable as of such date (which in the case of a Rule 78's Receivable shall include, without limitation, a full month's interest in the month of purchase at the related APR), after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any, as of such date.

         "PURCHASE PRICE" means, with respect to the Receivables and related Other Conveyed Property transferred to the Purchaser on the Closing Date or on any Transfer Date, an amount equal to the Principal Balance of such Receivables.

         "PURCHASED RECEIVABLE" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
SECTION 4.7 or repurchased by the Seller pursuant to SECTION 3.2.

         "PURCHASER PROPERTY" means the property and proceeds conveyed pursuant to Section 2.1, together with certain monies received after the related Cutoff Date, the Insurance Policies, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Lockbox Account and certain other rights under this Agreement.

         "QUALIFYING RECEIVABLES" means, as of any date of determination, Receivables that (a) are not more than 30 days past due with respect to 90% or more of a Scheduled Receivable Payment, (b) the Servicer has not determined the Obligor with respect thereto is unlikely to continue making payments, and (c) are not Defective Receivables.

         "RATING AGENCY" means each of Moody's and Standard & Poor's, and any successors thereof. If no such organization or successor maintains a rating on the Notes, "RATING AGENCY" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Insurer (so long as an Insurer Default shall not have occurred and be continuing), notice of which designation shall be given to the Trustee and the Servicer.

         "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior written notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Insurer and the Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes, without giving effect to the Note Policy.

         "REALIZED LOSSES" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds with respect to such Receivable allocable to principal.

         "RECEIVABLE" means each retail installment sale contract for a Financed Vehicle which is listed on the Schedule of Receivables and all rights and obligations thereunder, except for Receivables that shall have become Purchased Receivables.

         "RECEIVABLE FILES" means the documents specified in Section 3.3.

         "RECORD DATE" has the meaning set forth in the Indenture.

         "REGISTRAR OF TITLES" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

         "REQUIRED COLLATERAL RATIO" means 72.5%.

         "RESPONSIBLE OFFICER" means, in the case of the Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, vice-president, assistant vice-president or managing director, the secretary, and assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "REVOLVING PERIOD" means the period beginning on the Closing Date and ending on the earliest to occur of (a) the Stated Maturity Date and (b) the occurrence of an Amortization Event.

         "REVOLVING PRINCIPAL AMORTIZATION AMOUNT" means, with respect to any Payment Date (other than the Final Scheduled Payment Date), an amount equal to 72.5% of the Noteholders' Principal Distributable Amount for such Payment Date. The Revolving Principal Amortization Amount on the Final Scheduled Payment Date will equal zero.

         "RULE OF 78'S RECEIVABLE" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related retail installment sale contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the method commonly referred to as the "RULE OF 78'S" method or the "SUM OF THE MONTHS' DIGITS" method or any equivalent method.

         "SCHEDULED RECEIVABLE PAYMENT" means, with respect to any Receivable for any Collection Period, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to SECTION 4.2 or any rescheduling of payments in any insolvency or similar proceedings).

         "SCHEDULE OF RECEIVABLES" means the schedule of all Receivables purchased by the Purchaser pursuant to this Agreement and each Assignment, which is attached hereto as SCHEDULE A, as amended or supplemented from time to time in accordance with the terms hereof.

         "SELLER" means Consumer Portfolio Services, Inc., and its successors in interest to the extent permitted hereunder.

         "SERVICER" means Consumer Portfolio Services, Inc., as the servicer of the Receivables, and each successor Servicer pursuant to SECTION 10.3.

         "SERVICER RECEIPT" has the meaning specified in SECTION 3.5.

         "SERVICER TERMINATION EVENT" means an event specified in SECTION 10.1.

         "SERVICER'S CERTIFICATE" means a certificate completed and executed by a Servicing Officer and delivered pursuant to Section 4.9, substantially in the form of EXHIBIT A.

         "SERVICING FEE PERCENT" means 2.50%.

         "SERVICING AND LOCKBOX PROCESSING ASSUMPTION AGREEMENT" means the Servicing and Lockbox Processing Assumption Agreement, dated as of January 9, 2003, among CPS, as Seller/Servicer, the Standby Servicer and the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "SERVICING FEE" has the meaning specified in SECTION 4.8.

         "SERVICING OFFICER" means any Person whose name appears on a list of Servicing Officers delivered to the Trustee and the Insurer, as the same may be amended, modified or supplemented from time to time.

         "SIMPLE INTEREST METHOD" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid principal balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

         "SIMPLE INTEREST RECEIVABLE" means a Receivable under which the portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         SPREAD ACCOUNT SUPPLEMENT" means the NPF Supplement No. 2 to the Master Spread Account Agreement dated as of January 9, 2003, among the Insurer, CPSRC, the Trustee and the Collateral Agent, as the same may be modified, supplemented or otherwise amended in accordance with the terms thereof.

         "SST" means Systems & Services Technologies Inc., a Delaware corporation, and its successors.

         "SST ASSUMPTION DATE" means the date, if any, on which SST becomes the successor Servicer under this Agreement.

         "SST SERVICING FEE" has the meaning specified in the Backup Servicing Agreement.

         "STANDARD & POOR'S" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, or its successor.

         "STANDBY FEE" means (A) the fee payable to the Standby Servicer so long as CPS, SST or any successor Servicer (other than the Standby Servicer) is the Servicer, on each Payment Date in an amount equal to the greater of (a) $1,250 or (b) one-twelfth of 0.025% of the aggregate outstanding principal amount of the Notes on the last day of the second preceding Collection Period; PROVIDED, HOWEVER, that on the first Payment Date the Standby Servicer will be entitled to receive an amount equal to the greater of (a) $1,250 or (b) the product of (i) the percentage equivalent of a fraction the numerator of which is the number days from the initial Transfer Date to but excluding the first Payment Date and the denominator of which is 360, (ii) 0.025% and (iii) the aggregate outstanding principal amount of the Notes as of the first date on which the aggregate outstanding principal amount of the Notes is greater than zero and (B) any other amounts payable pursuant to the Fee Schedule.

         "STANDBY SERVICER" means Bank One Trust Company, N.A., in its capacity as Standby Servicer pursuant to the terms of the Servicing and Lockbox Processing Assumption Agreement, or such Person as shall have been appointed Standby Servicer pursuant to SECTION 9.3(B) or 9.6.

         "STANWICH CASE" means IN RE Structured Settlement Litigation, Nos. BC 244111, 244271 & 243787 (Cal. Supr. Ct. filed May 9, 2001) and Pardee v.
Consumer Portfolio Services, Inc., No. 01-594T, USDC Rhode Island (filed November 20, 2001).

         "STATED MATURITY DATE" means the date that is 364 days from the Closing Date.

         "TOTAL DISTRIBUTION AMOUNT" means, for each Payment Date, the sum of the following amounts with respect to the preceding Collection Period, without duplication: (i) all collections on the Receivables; (ii) Net Liquidation Proceeds received during the Collection Period with respect to Liquidated Receivables; (iii) all Purchase Amounts deposited in the Collection Account by the related Determination Date pursuant to SECTION 5.6; (iv) Investment Earnings for the related Payment Date; (v) following the acceleration of the Notes pursuant to SECTION 5.2 of the Indenture, the amount of money or property collected pursuant to SECTION 5.4 of the Indenture since the preceding Payment Date by the Trustee or Controlling Party for distribution pursuant to SECTION
5.7 and SECTION 5.8 hereof.

         "TOTAL EXPENSE PERCENT" means 2.64%.

         "TRANSFER DATE" means, with respect to Receivables, any day during the Revolving Period on which Receivables are to be (a) transferred to the Purchaser pursuant to this Agreement and the related Assignment and (b) pledged to the Indenture Trustee pursuant to the Indenture. Subject to the satisfaction of all conditions set forth in SECTION 2.1(b), the Closing Date may be a Transfer Date hereunder.

         "TRUST ESTATE" has the meaning specified in the Indenture.

         "TRUST RECEIPT" means a trust receipt in substantially the form of EXHIBIT B hereto.

         "TRUSTEE" means Bank One Trust Company, N.A., acting as Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "TRUSTEE FEE" means (A) the fee payable to the Trustee on each Payment Date in an amount equal to the greater of (a) $375 or (b) one-twelfth of 0.0075% of the aggregate outstanding principal amount of the Notes on the last day of the second preceding Collection Period; PROVIDED, HOWEVER, that on the first Payment Date the Trustee will be entitled to receive an amount equal to the greater of (a) $375 or (b) the product of (i) the percentage equivalent of a fraction the numerator of which is the number days from the Closing Date to but excluding the first Payment Date and the denominator of which is 360, (ii) 0.0075% and (iii) the aggregate outstanding principal amount of the Notes as of the first date on which the aggregate outstanding principal amount of the Notes is greater than zero and (B) any amounts payable to the Trustee pursuant to the Fee Schedule.

         "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction.

         "WAC DEFICIENCY AMOUNT" means as of any date of determination on which the WAC Deficiency Percentage is greater than zero, an amount equal to the product of (x) 1.7 times (y) the WAC Deficiency Percentage as of such date times
(z) the Aggregate Principal Balance of the Receivables on such date (which shall include the Aggregate Principal Balance of any Receivables transferred by the Seller to the Purchaser since the immediately preceding Determination Date but exclude the Aggregate Principal Balance of any Receivables that became Defective Receivables or Purchased Receivables since such Determination Date).

         "WAC DEFICIENCY DEPOSIT" means as of any date of determination, the amount on deposit in the Collection Account in respect of the WAC Deficiency Amount, which shall equal the amount withheld in the Collection Account in respect of the WAC Deficiency Amount on the Payment Date coinciding with or next preceding such date of determination pursuant to SECTION 5.7(a)(viii) plus amounts, if any, deposited into the Collection Account in respect of the WAC Deficiency Amount from such Payment Date to and including the date of determination pursuant to SECTION 5.10(a).

         "WAC DEFICIENCY PERCENTAGE" means as of any date of determination, an amount expressed as a percentage equal to the positive difference, if any, of

         (A) the sum of:

                  (I) the product of (a) the sum of (i) the greatest of (x) the Two-Year Swap Rate, determined as of such date, plus the Basis Fee Percent,
(y)1.2 times LIBOR, determined as of such date, plus the Basis Fee Percent; and
(z) 7.00% and (ii) the Insurer Premium Percent times (b) the Required Collateral Ratio; plus

                  (II) the Total Expense Percent;

                  over

         (B) the positive difference between: the weighted average APR (weighted based on the Aggregate Principal Balance of the Qualifying Receivables as of such date (which shall include the Aggregate Principal Balance of the Qualifying Receivables transferred by the Seller to the Purchaser since the immediately preceding Determination Date but shall exclude the Aggregate Principal Balance of the Qualifying Receivables that became Defective Receivables since such Determination Date); minus 10.30%.

         SECTION 1.2 OTHER DEFINITIONAL PROVISIONS.

                  (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) Accounting terms used but not defined or partly defined in this Agreement, in any instrument governed hereby or in any certificate or other document made or delivered pursuant hereto, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

                  (d) The words "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (e) Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "INCLUDING" shall mean "INCLUDING WITHOUT LIMITATION."

                  (f) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (g) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as the same may from time to time be amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments and instruments associated therewith; all references to a Person include its permitted successors and assigns.

         SECTION 1.3 CALCULATIONS.

         Other than as expressly set forth herein or in any of the other Basic Documents, all calculations of (a) the amount of the Servicing Fee, the Standby Fee, Backup Servicing Fee, SST Servicing Fee, Trustee Fee and the Collateral Agent Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months and (b) interest due and payable on the Notes, including, without limitation, the Noteholders' Monthly Interest Distributable Amount shall be made on the basis of the actual number of days elapsed and a 360-day year. All references to the Principal Balance of a Receivable as of the last day of a Collection Period shall refer to the close of business on such day.

         SECTION 1.4 ACTION BY OR CONSENT OF NOTEHOLDERS.

         Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders, such provision shall be deemed to refer to Noteholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders. Solely for the purposes of any action to be taken or consented to by Noteholders, any Note registered in the name of the Purchaser, the Seller, the Servicer or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account in determining whether the requisite interest necessary to effect any such action or consent has been obtained; PROVIDED, HOWEVER, that, solely for the purpose of determining whether the Trustee or the Collateral Agent is entitled to rely upon any such action or consent, only Notes which the Trustee or the Collateral Agent actually knows to be so owned shall be so disregarded.

         SECTION 1.5 MATERIAL ADVERSE EFFECT.

         Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Purchaser or Noteholders (or any such similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Note Policy. Whenever a determination is to be made under this Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Purchaser, the Noteholders or the Insurer (or any similar or analogous determination), such determination shall be made by the Controlling Party in its sole discretion.

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES
                            -------------------------

         SECTION 2.1 CONVEYANCE OF RECEIVABLES.

         (a) In consideration of the Purchaser's delivery to or upon the order of the Seller on any Transfer Date of the Purchase Price therefor, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations set forth herein) all right, title and interest of the Seller, whether now existing or hereafter arising, in, to and under:

                  (i) the Receivables listed in the Schedule of Receivables from time to time;

                  (ii) all monies received under the Receivables after the related Cutoff Date and all Net Liquidation Proceeds received with respect to the Receivables after the related Cutoff Date;

                  (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the Non-Certificated States, other evidence of title issued by the Department of Motor Vehicles or similar authority in such states with respect to such Financed Vehicles;

                  (iv) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Receivables or the Obligors thereunder;

                  (v) all proceeds from recourse against Dealers with respect to the Receivables;

                  (vi) all refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (vii) the Receivable File related to each Receivable and all other documents that the Seller keeps on file in accordance with its customary procedures relating to the Receivables, for Obligors of the Financed Vehicles;

                  (viii) all amounts and property from time to time held in or credited to the Collection Account or the Lockbox Account;

                  (ix) all property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of the Purchaser pursuant to a liquidation of such Receivable; and

                  (x) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         (b) The Seller shall transfer to the Purchaser the Receivables and the other property and rights related thereto described in PARAGRAPH (A) above only upon the satisfaction of each of the conditions set forth below on or prior to the related Transfer Date. In addition to constituting conditions precedent to any purchase hereunder and under each Assignment, the following shall also be conditions precedent to any Note Increase on any Transfer Date under the terms of the Indenture:

                  (i) the Seller shall have provided the Trustee, the Insurer and the Rating Agencies with an Addition Notice substantially in the form of Exhibit I hereto (which shall include supplements to the Schedule of Receivables) not later than three days prior to such Transfer Date and shall have provided any information reasonably requested by any of the foregoing with respect to the related Receivables;

                  (ii) the Seller shall, to the extent required by SECTION 4.2 of this Agreement, have deposited in the Collection Account all collections in respect of the Receivables to be purchased on such Transfer Date;

                  (iii) as of each Transfer Date, (A) the Seller shall not be insolvent and shall not become insolvent as a result of the transfer of Receivables on such Transfer Date, (B) the Seller shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and
         (D) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as then conducted;

                  (iv) the Revolving Period shall not have been terminated;

                  (v) the Servicer shall have established a Lockbox Account acceptable to the Insurer;

                  (vi) (A) on any Transfer Date on and after which the Aggregate Principal Balance of the Receivables owned by Purchaser is less than $10,000,000; (1) the Aggregate Principal Balance of the Receivables (after giving effect to the purchase of Receivables on such Transfer
         Date) originated under the Seller's Delta Program shall not exceed $1,000,000 and (2) the Aggregate Principal Balance of the Receivables (after giving effect to the purchase of Receivables on such Transfer
         Date) having original terms greater than 60 months shall not exceed $3,000,000; PROVIDED, HOWEVER, that with respect to each Receivable having an original term greater than 60 months, the related Financed Vehicle as of the date of origination was not more than 2 years old with less than 15,000 miles; and

                           (B) on any Transfer Date on and after which the Aggregate Principal Balance of Receivables owned by Purchaser equals or exceeds $10,000,000: (1) the Aggregate Principal Balance of the Receivables (after giving effect to the purchase of Receivables on such Transfer Date) under the Seller's Delta program shall not exceed 10% of the Aggregate Principal Balance of the Receivables owned by the Purchaser on such Transfer Date (after giving effect to the purchase of Receivables on such Transfer Date) and (2) the Aggregate Principal Balance of the Receivables (after giving effect to the purchase of Receivables on such Transfer Date) having original terms of greater than 60 months shall not exceed 30% of the Aggregate Principal Balance of the Receivables owned by the Purchaser on such Transfer Date (after giving effect to the purchase of Receivables on such Transfer Date); PROVIDED, HOWEVER, that with respect to each Receivable having an original term greater than 60 months, the related Financed Vehicle as of the date of origination was not more than 2 years old with less than 15,000 miles;

                  (vii) each of the representations and warranties made by the Seller pursuant to SECTION 3.1 with respect to the Receivables to be purchased on such Transfer Date shall be true and correct as of the related Transfer Date and the Seller shall have performed all obligations to be performed by it hereunder or in any Assignment on or prior to such Transfer Date;

                  (viii) the Seller shall, at its own expense, on or prior to the Transfer Date, indicate in its computer files that the Receivables to be purchased on such Transfer Date have been sold to the Purchaser pursuant to this Agreement or an Assignment, as applicable;

                  (ix) the Seller shall have taken any action required to maintain (i) the first priority perfected ownership interest of the Purchaser in the Receivables and Other Conveyed Property and (ii) the first priority perfected security interest of the Trustee in the Collateral;

                  (x) no selection procedures adverse to the interests of the Noteholders or the Insurer shall have been utilized in selecting the Receivables to be purchased on such Transfer Date;

                  (xi) the addition of any such Receivables to be purchased on such Transfer Date shall not result in a material adverse tax consequence to the Noteholders or the Purchaser;

                  (xii) as a result of the transfer of the Receivables to be purchased on such Transfer Date to the Purchaser, the then current rating of the Notes (without giving effect to the Note Policy) by each Rating Agency will not be withdrawn or downgraded PROVIDED, HOWEVER that the Seller shall not be required to obtain written confirmation from the Rating Agencies that such purchase will not result in a reduction or withdrawal of the then current Rating of the Notes;

                  (xiii) the Insurer, in its absolute and sole discretion, shall not have disapproved the transfer of the Receivables to be purchased on such Transfer Date to the Purchaser and the Insurer shall have been reimbursed by the Seller for any fees and expenses incurred by the Insurer in connection with evaluating such transfer;

                  (xiv) the Seller shall have delivered to the Insurer and the Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this PARAGRAPH (B);

                  (xv) No Amortization Event or any event that, with the giving of notice or the passage of time, would constitute an Amortization Event, shall have occurred and be continuing;

                  (xvi) after giving effect to the transfer of the Receivables to be purchased on such Transfer Date, the amount on deposit in the Collection Account and the Principal Funding Account (after giving effect to the purchase of Receivables on such Transfer Date) shall not be less than the sum of (a) the WAC Deficiency Amount on such date, if any, (b) the Liquidity Amount for such date and (c) the amount (net of any WAC Deficiency Amount or Liquidity Amount provided for in the preceding clauses (a) and (b)) necessary to be held in the Collection Account or Principal Funding Account such that after giving effect to all deposits and distributions to be made on such date, if any, the Collateral Test (calculated as of the most recent Determination Date) will be satisfied;

                  (xvii) the Insurer and the Initial Note Purchaser shall have received a copy from the Trustee of a Trust Receipt with respect to the Receivable Files related to the Receivables to be purchased no later than 2:00 p.m. Eastern Time on such Transfer Date;

                  (xviii) the Seller shall have executed and delivered to the Trustee an Assignment in the form of Exhibit G;

                  (xix) the Seller shall have filed or caused to be filed all necessary UCC-1 financing statements (or amendments thereto) necessary to maintain (in each case assuming for purposes of this clause (xix) that such perfection may be achieved by making the appropriate filings)
         (1) the first, priority, perfected ownership interest of Purchaser and
         (2) the first priority, perfected security interest of the Trustee, with respect to the Receivables and Other Conveyed Property and the Collateral, respectively to be transferred on such Transfer Date;

                  (xx) there shall have been deposited into the Note Distribution Account an amount equal to the accrued interest component of the purchase price of any related Note Increase Amount as set forth in the related Pricing Letter, as such term is defined in the Note Purchase Agreement (calculated using the Note Interest Rate for the related Interest Period in accordance with the terms of the Indenture and the Note Purchase Agreement) with respect to the Note Increase, if any, related to the purchase of Receivables on such Transfer Date; and

                  (xxi) the weighted average APR of all Qualifying Receivables owned by the Purchaser (after giving effect to the purchase of Receivables on each such Transfer Date) shall not be less than 19.50%;

                  (xxii) not more than 15% of the Aggregate Principal Balance of the Receivables owned by the Purchaser (after giving effect to the purchase of Receivables on such Transfer Date) were originated in any given state except California;

                  (xxiii) not less than 70% of the Aggregate Principal Balance of the Receivables owned by the Purchaser (after giving effect to the purchase of Receivables on such Transfer Date) were originated from the Seller's Alpha Program, Alpha Plus Program or Super Alpha Program;

                  (xxiv) the weighted average loan to value ratio of such Receivables does not exceed 122%;

                  (xxv) not more than 10% of Aggregate Principal Balance of the Receivables owned by the Purchaser (after giving effect to the purchase of Receivables on such Transfer Date) were originated in any given state except California or Texas; PROVIDED, HOWEVER, that this clause 2.1(b)(xxv) shall not apply with respect to any State to the extent the Purchaser has delivered an Opinion of Counsel acceptable in form and substance to the Insurer, the Initial Note Purchaser and the Rating Agencies covering the matters required by such parties;

                  (xxvi) (A) none of the Receivables were originated under the Seller's First Time Buyer Program or by MSN Financial Corporation or any Affiliate thereof (other than the Seller) and (B) as of the related Cutoff Date, none of the Receivables to be purchased on such Transfer Date shall be more than 5 days past due with respect to all or any portion of a Scheduled Receivable Payment;

                  (xxvii) Not more than 600 Receivables will be sold by the Seller to the Purchaser on any Transfer Date unless the Trustee and the Controlling Party shall have expressly waived in writing the limitation in Section 3.4 regarding the number of Receivables to be sold; and

                  (xxviii) The Initial Note Purchaser shall have received written confirmation from the Insurer in the form as set forth in the Note Purchase Agreement confirming the number of Receivables, the aggregate Principal Balance of Receivables and the Note Increase Amount relating to each purchase of Note Increases (including, without limitation, the Initial Note Increase) thereunder.

         Unless waived by the Controlling Party, the Seller covenants that in the event any of the foregoing conditions precedent are not satisfied with respect to any Receivable on the date required as specified above, the Seller will immediately repurchase such Receivable from the Purchaser, at a price equal to the Purchase Amount thereof, in the manner specified in SECTION 3.2 and
SECTION 4.7. Except with respect to (xvii) above, the Trustee may rely on the accuracy of the Officer's Certificate delivered pursuant to item (xiv) above without independent inquiry or investigation.

         With respect to items (ii) through (xvi), (xviii), (xix), (xx), (xxi),
(xxii), (xxiii), (xxiv), (xxv), and (xxvi) the Trustee shall not be deemed to have knowledge of such events or circumstances unless a Responsible Officer of the Trustee has actual knowledge thereof or has received notice thereof.

         (c) PAYMENT OF PURCHASE PRICE. In consideration for the Receivables and Other Conveyed Property described in Section 2.1(a) or the related Assignment, the Purchaser shall, on the Closing Date and/or on each Transfer Date on which Receivables are transferred hereunder, pay to or upon the order of the Seller the Purchase Price in cash. On any Transfer Date on which funds are on deposit in the Principal Funding Account, the Purchaser may direct the Trustee to withdraw therefrom an amount equal to the lesser of (i) the Purchase Price to be paid to the Seller for Receivables and Other Conveyed Property to be conveyed to the Purchaser and pledged to the Trustee on such Transfer Date (or a portion thereof) and (ii) the amount on deposit in the Principal Funding Account, and, subject to the satisfaction of the conditions set forth in SECTION 2.1(B) after giving effect to such withdrawal, pay such amount to or upon the order of the Seller in consideration for the conveyance of the Receivables and Other Conveyed Property on such Transfer Date.

         SECTION 2.2 TRANSFERS INTENDED AS SALES.

         It is the intention of the Seller that each transfer and assignment contemplated by this Agreement and each Assignment shall constitute a sale of the related Receivables and Other Conveyed Property from the Seller to the Purchaser free and clear of all liens and it is intended that the beneficial interest in and title to the related Receivables and Other Conveyed Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby or by any Assignment is held not to be a sale, this Agreement and each Assignment shall constitute a grant of (and the Seller does hereby grant) a security interest in all of the Seller's right, title and interest in, to and under the property referred to in Section 2.1 and each Assignment for the benefit of the Purchaser.

         SECTION 2.3 FURTHER ENCUMBRANCE OF RECEIVABLES AND OTHER CONVEYED PROPERTY.

         (a) Immediately upon the conveyance to the Purchaser by the Seller of the Receivables and any item of the related Other Conveyed Property pursuant to
Section 2.1 or any Assignment, all right, title and interest of the Seller in and to such Receivables and Other Conveyed Property shall terminate, and all such right, title and interest shall vest in the Purchaser.

         (b) Immediately upon the vesting of the related Receivables and the related Other Conveyed Property in the Purchaser, the Purchaser shall have the sole right to pledge or otherwise encumber such Receivables and the related Other Conveyed Property. Pursuant to the Indenture, the Purchaser shall grant a security interest in the Collateral to secure the repayment of the Notes.

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

         (c) The Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Insurer and to the Trustee pursuant to the Basic Documents have been paid, release any remaining portion of the Receivables and the Other Conveyed Property to the Purchaser.

                                   ARTICLE III

                                 THE RECEIVABLES
                                 ---------------

         SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF SELLER.

         The Seller makes the following representations and warranties as to the Receivables to the Insurer, the Purchaser and to the Trustee for the benefit of the Noteholders on which the Purchaser relies in acquiring the Receivables, on which the Insurer relies in issuing the Note Policy and on which the Initial Note Purchaser has relied in purchasing the Notes and will rely in purchasing
Note Increase Amounts. Such representations and warranties speak as of the Closing Date and as of each Transfer Date; provided that to the extent such representations and warranties relate to the Receivables conveyed on any Transfer Date, such representations and warranties shall speak as of the related Transfer Date, but shall survive the sale, transfer and assignment of the Receivables to the Purchaser and the pledge thereof by the Purchaser hereunder to the Trustee pursuant to the Indenture.

                  (i) CHARACTERISTICS OF RECEIVABLES. (A) Each Receivable (1) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, such Dealer had all necessary licenses and permits to originate such Receivables in the state where such Dealer was located, has been fully and properly executed by the parties thereto, has been purchased by the Seller in connection with the sale of Financed Vehicles by the Dealers and has been validly assigned by such Dealer to the Seller in accordance with its terms, (2) has created a valid, continuing, subsisting, and enforceable first priority perfected security interest in favor of the Seller in the Financed Vehicle, which security interest has been validly assigned by the Seller to the Purchaser, and by the Purchaser to the Trustee and the Seller has taken all steps necessary to perfect its security interest against the applicable Obligor, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment) and yield interest at the Annual Percentage Rate, (5) if such Receivable is a Rule of 78's Receivable, provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and includes a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (6) is a Rule of 78's Receivable or a Simple Interest Receivable, and (7) was originated by a Dealer to an Obligor and was sold by the Dealer to the Seller without any fraud or misrepresentation on the part of such Dealer or the Obligor and (B) each Receivable was not originated under the Seller's First Time Buyer Program or by MSN Financial Corporation or any Affiliate thereof (other than the Seller).

                  (ii) ADDITIONAL RECEIVABLES CHARACTERISTICS.

                           (A) (1) on any Transfer Date on and after which the
                  Aggregate Principal Balance of the Receivables owned by Purchaser is less than $10,000,000: (i) the Aggregate Principal Balance of the Receivables (after giving effect to the purchase of Receivables on such Transfer Date) originated under the Seller's Delta Program shall not exceed $1,000,000 and (ii) the Aggregate Principal Balance of the Receivables (after giving effect to the purchase of Receivables on such Transfer Date) having original terms greater than 60 months shall not exceed $3,000,000; PROVIDED, HOWEVER, that with respect to each Receivable having an original term greater than 60 months, the related Financed Vehicle as of the date of origination was not more than 2 years old with less than 15,000 miles; and

                           (2) on any Transfer Date on and after which the
                  Aggregate Principal Balance of Receivables owned by Purchaser equals or exceeds $10,000,000: (i) the Aggregate Principal Balance of the Receivables (after giving effect to the purchase of Receivables on such Transfer Date) under the Seller's Delta program shall not exceed 10% of the Aggregate Principal Balance of the Receivables owned by the Purchaser on such Transfer Date (after giving effect to the purchase of Receivables on such Transfer Date) and (ii) the Aggregate Principal Balance of the Receivables (after giving effect to the purchase of Receivables on such Transfer Date) having original terms of greater than 60 months shall not exceed 30% of the Aggregate Principal Balance of the Receivables owned by the Purchaser on such Transfer Date (after giving effect to the purchase of Receivables on such Transfer Date); PROVIDED, HOWEVER, that with respect to each Receivable having an original term greater than 60 months, the related Financed Vehicle as of the date of origination was not more than 2 years old with less than 15,000 miles;

                           (B) Not more than 15% of the Aggregate Principal
                  Balance of the Receivables were originated in any given state except California;

                           (C) Not less than 70% of the Aggregate Principal
                  Balance of the Receivables were originated from the Seller's Alpha Program, Alpha Plus Program or Super Alpha Program;

                           (D) The weighted average loan to value ratio of such
                  Receivables does not exceed 122%; and

                           (E) Not more than 10% of Aggregate Principal Balance
                  of the Receivables were originated in any given state except California or Texas; PROVIDED, HOWEVER, that this clause 3.1(ii)(E) shall not apply with respect to any State to the extent the Purchaser has delivered an Opinion of Counsel acceptable in form and substance to the Insurer, the Initial Note Purchaser and the Rating Agencies covering the matters required by such parties;

                  (iii) SCHEDULE OF RECEIVABLES. The information with respect to the Receivables set forth in Schedule A to the related Assignment is true and correct in all material respects as of the close of business on the related Cutoff Date, and no selection procedures adverse to the Noteholders or the Insurer have been utilized in selecting the Receivables.

                  (iv) COMPLIANCE WITH LAW. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended warranties or service contracts complied at the time the related Receivable was originated or made and at the execution of this Agreement or applicable Assignment complies in all material respects with all requirements of applicable Federal, State, and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, the California Automobile Sales Finance Act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (v) NO GOVERNMENT OBLIGOR. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

                  (vi) SECURITY INTEREST IN FINANCED VEHICLE. Immediately subsequent to the sale, assignment and transfer thereof to the Purchaser, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller as secured party which has been validly assigned to the Purchaser, and such assigned security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date, or after the related Transfer Date, as applicable, as a result of an Obligor's failure to pay its obligations).

                  (vii) RECEIVABLES IN FORCE. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (viii) NO WAIVER. Except as permitted under Section 4.2 and clause (viii) below, no provision of a Receivable has been waived, altered or modified in any respect since its origination.

                  (ix) NO AMENDMENTS. Except as permitted under Section 4.2, no Receivable has been amended, except as such Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

                  (x) NO DEFENSES. No right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

                  (xi) NO LIENS. As of the related Cutoff Date, (a) there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable and (b) there is no lien against the related Financed Vehicle for delinquent taxes.

                  (xii) NO DEFAULT; REPOSSESSION. Except for payment delinquencies continuing for a period of not more than thirty days as of the related Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller shall not waive and has not waived any of the foregoing (except in a manner consistent with Section 4.2); and no Financed Vehicle shall have been repossessed.

                  (xiii) INSURANCE; OTHER. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage, and each Receivable requires the Obligor to obtain and maintain such insurance naming the Seller and its successors and assigns as an additional insured, (B) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming the Seller as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

                  (xiv) TITLE. It is the intention of the Seller that each transfer and assignment herein contemplated constitutes a sale of the Receivables and the related Other Conveyed Property from the Seller to the Purchaser and that the beneficial interest in and title to such Receivables and related Other Conveyed Property not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable or related Other Conveyed Property has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser and by the Purchaser to any Person other than the Trustee. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the sale to the Purchaser hereunder or that has been terminated or that names Levine Leichtman Capital Partners II LLP ("LEVINE") as secured party. Pursuant to a lien release dated the date hereof, Levine has released the Receivables from the lien referred to in the financing statement naming Levine as secured party. Immediately prior to each transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable and related Other Conveyed Property and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others, and, immediately upon the transfer thereof to the Purchaser and the concurrent pledge to the Trustee under the Indenture, the Trustee for the benefit of the Noteholders and the Insurer shall have a valid, continuing and enforceable security interest in the Collateral, free and clear of all liens, encumbrances, security interests, and rights of others, and is enforceable as such against creditors of and purchasers from the Seller, and such transfer has been perfected under the UCC.

                  (xv) LAWFUL ASSIGNMENT. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement or pursuant to transfers of the Notes shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                  (xvi) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) necessary in any jurisdiction under applicable law to give: (a) the Purchaser a first priority perfected ownership interest in the Receivables and the Other Conveyed Property and (b) the Trustee, for the benefit of the Noteholders and the Insurer, a first priority perfected security interest in the Collateral have been made, taken or performed. The Receivables Files do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee for the benefit of the Insurer and the Noteholders. All financing statements filed or to be filed against the Seller in connection herewith describing the Receivables and Other Transferred Property contain a statement to the following effect. "A purchase of or security interest in any collateral described in this financing statement will violate the rights of Bank One Trust Company, N.A., as trustee."

                  (xvii) RECEIVABLE FILE; ONE ORIGINAL. The Seller has delivered to the Trustee a complete Receivable File with respect to each Receivable pursuant to Section 3.4, and the Trustee has delivered to the Purchaser, the Insurer and the Initial Note Purchaser a copy of the Trust Receipt therefor. There is only one original executed copy of each Receivable.

                  (xviii) CHATTEL PAPER. Each Receivable constitutes "tangible chattel paper" under the UCC.

                  (xix) TITLE DOCUMENTS. (A) If the Receivable was originated in a State in which notation of a security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document of the related Financed Vehicle for such Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or, with respect to Receivables originated in any Non-Certificated State, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such state) will be received within 180 days and will show, the Seller named as the original secured party under the related Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show the Seller named as the original secured party under the related Receivable, and in either case, the Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the title document has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related Dealer that such title document showing the Seller as first lienholder has been applied for.

                  (xx) VALID AND BINDING OBLIGATION OF OBLIGOR. Each Receivable is the legal, valid and binding obligation in writing of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (xxi) CHARACTERISTICS OF OBLIGORS. As of the date of each Obligor's application for the loan from which the related Receivable arises, such Obligor (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy, (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding, and (d) was domiciled in the United States.

                  (xxii) POST-OFFICE BOX. On or prior to the next billing period after the related Cutoff Date, the Servicer will notify each Obligor to make payments with respect to its respective Receivables after the related Cutoff Date directly to the Post-Office Box, and will provide each Obligor with a monthly statement in order to enable such Obligor to make payments directly to the Post-Office Box.

                  (xxiii) LOCATION OF RECEIVABLE FILES. A complete Receivable File with respect to each Receivable has been on or prior to the Closing Date or will be on or prior to the related Transfer Date, as applicable, delivered to the Trustee at the location listed in SCHEDULE B.

                  (xxiv) CASUALTY. No Financed Vehicle has suffered a Casualty.

                  (xxv) FULL AMOUNT ADVANCED. The full amount of each Receivable has been advanced to the related Obligor, and there are no requirements for future advances thereunder. The Obligor with respect to each Receivable does not have any option under the Receivable to borrow from any person additional funds secured by the Financed Vehicle.

                  (xxvi) OBLIGATION TO DEALERS OR OTHERS. The Purchaser and its assignees will assume no obligation to Dealers or other originators or holders of the Receivables (including, but not limited to under dealer reserves) as a result of its purchase of the Receivables.

                  (xxvii) NO IMPAIRMENT. Neither Seller nor the Purchaser has done anything to convey any right to any Person that would result in such Person having a right to payments due under any Receivables or otherwise to impair the rights of the Purchaser, the Trustee, the Noteholders or the Insurer in any Receivable or the proceeds thereof.

                  (xxviii) RECEIVABLES NOT ASSUMABLE. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Purchaser or Seller with respect to such Receivable.

                  (xxix) SERVICING. The servicing of each Receivable and the collection practices relating thereto have been lawful and in accordance with the standards set forth in this Agreement; other than Seller and any Standby Servicer or Back-up Servicer arrangement that has been entered into pursuant to the Basic Documents, no other person has the right to service the Receivable.

                  (xxx) NOT MORE THAN 5 DAYS PAST DUE. Each Receivable shall not be more than 5 days past due with respect to all or any portion of a Scheduled Receivable Payment as of the related Cutoff Date.

         SECTION 3.2 REPURCHASE UPON BREACH.

         The Seller, the Servicer, the Insurer or the Trustee, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.1 (without regard to any limitations therein as to the Seller's knowledge). Unless the breach shall have been cured by the last day of the second Collection Period following the discovery thereof by the Trustee or the Insurer or receipt by the Trustee and the Insurer of notice from the Seller or the Servicer of such breach, the Seller shall repurchase any Receivable if the value of such Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at the Seller's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of any Receivable, the Seller shall remit the Purchase Amount, in the manner specified in SECTION 5.6. The sole remedy of the Purchaser, the Trustee, the Noteholders or the Insurer with respect to a breach of representations and warranties pursuant to Section 3.1 shall be to enforce the Seller's obligation to purchase such Receivables; PROVIDED, HOWEVER, that the Seller shall indemnify the Trustee, the Standby Servicer, the Collateral Agent, the Insurer, the Purchaser, the Initial Note Purchaser and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount in respect of any Defective Receivables and written instructions from the Servicer, the Trustee shall release to the Seller or its designee the related Receivables File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and necessary to vest in the Seller or such designee title to such Defective Receivables including a Trustee's Certificate in the form of EXHIBIT E.

         SECTION 3.3 CUSTODY OF RECEIVABLES FILES.

         (a) In connection with each sale, transfer and assignment of Receivables and related Other Conveyed Property to the Purchaser pursuant to this Agreement and each Assignment, and each pledge thereof by the Purchaser to the Trustee pursuant to the Indenture, the Trustee shall act as custodian of the following documents or instruments in its possession which shall be delivered to the Trustee on or before the Closing Date or the related Transfer Date in accordance with Section 3.4 (with respect to each Receivable):

                  (i) The fully executed original of the Receivable (together with any agreements modifying the Receivable, including without limitation any extension agreements);

                  (ii) The original certificate of title in the name of the Seller or such evidence of title available in Non-Certificated states in lieu of a certificate of title, evidencing the security interest of the Seller in the Financed Vehicle or, if not yet received, a copy of the application therefor showing the Seller as secured party or a dealer guaranty of title.

         (b) Upon payment in full of any Receivable, the Servicer will notify the Trustee pursuant to a certificate of an officer of the Servicer in the form of EXHIBIT C (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 4.2 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer.

         SECTION 3.4 ACCEPTANCE OF RECEIVABLE FILES BY TRUSTEE.

         Not less than three (3) Business Days prior to each Transfer Date, the Seller will cause to be delivered to the Trustee not more than 600 Receivable Files for the Receivables to be transferred to the Purchaser on such Transfer Date provided that each Transfer Date shall not occur earlier than on the fourth Business Day following the prior Transfer Date. On or prior to the day the Seller delivers such Receivables Files to the Trustee, the Seller shall provide the Trustee with an electronic transmission, in a format reasonably acceptable to the Trustee, of the list of Receivables being delivered to the Trustee. The Trustee agrees to review each file delivered to it to determine whether such Receivable Files contain the documents referred to in SECTIONS 3.3(a)(i) and
(ii) and shall certify not later than the close of business on the Business Day immediately preceding the related Transfer Date to that effect in a Trust Receipt, a copy of which shall be delivered to the Insurer, the Initial Note Purchaser, the Seller and the Purchaser prior to each such Transfer Date. Each Trust Receipt shall also state if the Trustee has found or finds that a Receivables File has not been received, or that a file is unrelated to the Receivables identified in the Schedule of Receivables (as updated on the relevant Transfer Date) or that any of the documents referred to in Section 3.3(a)(i) or (ii) are not contained in a Receivable File. The Trustee shall return to the Seller any file unrelated to a Receivable identified in the Schedule of Receivables (it being understood that the Trustee's obligation to review the contents of any Receivable File shall be limited as set forth in the preceding sentence). The Trustee declares that it holds and will continue to hold such files and any amendments, replacements or supplements thereto and all Other Conveyed Property as Trustee, custodian, agent and bailee in trust for the use and benefit of all present and future Noteholders and the Insurer. Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee, the Seller shall repurchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount for such Receivable, in the manner specified in Section 5.6. The sole remedy of the Trustee, the Purchaser, the Noteholders and the Insurer with respect to a breach pursuant to this Section 3.4 shall be to require the Seller to purchase the applicable Receivables pursuant to this Section 3.4; PROVIDED, HOWEVER, that the Seller shall indemnify the Trustee, the Standby Servicer, the Collateral Agent, the Insurer, the Purchaser, the Initial Note Purchaser and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount for a Receivable and written instructions from the Servicer, the Trustee shall release to the Seller or its designee the related Receivable File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and are necessary to vest in the Seller or such designee title to the Receivable including a Trustee's Certificate in the form of Exhibit E. The Trustee shall make a list of Receivables for which an application for a certificate of title but not an original certificate of title or, with respect to Receivables originated in any Non-Certificated State, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such Non-Certificated State is included in the Receivable File as of the date of its review of the Receivable Files and deliver a copy of such list to the Servicer and the Insurer. On the date which is 180 days following the initial Transfer Date and monthly thereafter, the Trustee shall inform the Seller and the other parties to this Agreement and the Insurer of any Receivable for which the related Receivable File on such date does not include an original certificate of title or, with respect to Financed Vehicles in any Non-Certificated State, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such Non-Certificated State stamped by the Department of Motor Vehicles or such similar authority, and the Seller shall repurchase any such Receivable for which there is no certificate of title or, with respect to Receivables originated in any Non-Certificated State, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such Non-Certificated State, in the Receivable File as of the last day of the Collection Period which is such 180 days, or next succeeding Business Day, as applicable, after the related Transfer Date. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount for such Receivable, in the manner specified in SECTION 5.6.

         SECTION 3.5 ACCESS TO RECEIVABLE FILES.

         The Trustee shall permit the Servicer and the Controlling Party access to the Receivable Files upon two Business Days prior notice at all reasonable times during the Trustee's normal business hours. The Trustee shall, within two Business Days of the request of the Servicer or the Controlling Party, execute such documents and instruments as are prepared by the Servicer or the Insurer and delivered to the Trustee, as the Servicer or the Insurer deems necessary to permit the Servicer, in accordance with its customary servicing procedures, to


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

enforce the Receivable on behalf of the Purchaser and any related insurance policies covering the Obligor, the Receivable or Financed Vehicle so long as such execution in the Trustee's sole discretion does not conflict with this Agreement or the Indenture and will not cause it undue risk or liability. The Trustee shall not be obligated to release any document from any Receivable File unless it receives a trust receipt signed by a Servicing Officer in the form of Exhibit C hereto (the "Servicer Receipt"). Such Servicer Receipt shall obligate the Servicer to return such document(s) to the Trustee when the need therefor no longer exists unless the Receivable shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer substantially in the form of Exhibit C hereto to the effect that all amounts required to be deposited in the Collection Account with respect to such Receivable have been so deposited, the Servicer Receipt shall be released by the Trustee to the Servicer.

         SECTION 3.6 TRUSTEE TO OBTAIN FIDELITY INSURANCE.

         The Trustee shall maintain a fidelity bond in the form and amount as is customary for entities acting as a trustee of funds and documents in respect of consumer contracts on behalf of institutional investors.

         SECTION 3.7 [RESERVED.]

         SECTION 3.8 TRUSTEE TO MAINTAIN SECURE FACILITIES.

         The Trustee shall maintain or cause to be maintained continuous custody of the Receivables Files in secure and fire resistant facilities in accordance with customary standards for such custody.

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES
                   -------------------------------------------

         SECTION 4.1 DUTIES OF THE SERVICER.

         The Servicer, as agent for the Purchaser, the Noteholders and the Insurer (to the extent provided herein) shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions which service motor vehicle retail installment sale contracts similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. In performing such duties, the Servicer shall comply with its current servicing policies and procedures, as such servicing policies and procedures may be amended from time to time, so long as such amendments will not materially adversely affect the interests of the Noteholders or the Insurer. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Trustee and the Insurer with respect to distributions. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement, the Servicer is authorized and empowered by the Purchaser to execute and deliver, on behalf of itself, the Purchaser or the Noteholders, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title or, with respect to Financed Vehicles in any Non-Certificated State, other evidence of ownership with respect to such Financed Vehicles. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Purchaser shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Purchaser shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Noteholders. The Servicer shall prepare and furnish, and the Trustee shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 4.2 COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATIONS OF RECEIVABLES; LOCKBOX AGREEMENTS.

         (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others; PROVIDED, HOWEVER, that promptly after the Closing Date (or the Transfer Date, as applicable) the Servicer shall notify each Obligor to make all payments with respect to the Receivables to the Post-Office Box. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable. The Servicer will provide each Obligor with a monthly statement in order to notify such Obligors to make payments directly to the Post-Office Box. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others and in accordance with the terms of this Agreement. Except as provided below, the Servicer, may grant extensions on a Receivable; PROVIDED, HOWEVER, that the Servicer may not grant any extension during the Revolving Period and during the Amortization Period the Servicer may grant extensions if the percentage equivalent of a fraction, the numerator of which is the sum of the Extension Percentages for each of the current Collection Period and the three preceding Collection Periods and the denominator of which is 4, is less than or equal to 1.25%. In no event shall the principal balance of a Receivable be reduced, except in connection with a settlement in the event the Receivable becomes a Defaulted Receivable. If the Servicer is not CPS, SST or the Standby Servicer, the Servicer may not make any extension on a Receivable without the prior written consent of the Controlling Party. Notwithstanding anything to the contrary contained herein, the Servicer shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Receivable Payment on Receivables, other than to the extent such alteration is required by applicable law.

         (b) The Servicer shall establish the Lockbox Account in the name of the Purchaser for the benefit of the Trustee, acting on behalf of the Noteholders and the Insurer. Pursuant to the Lockbox Agreement, the Trustee has authorized the Servicer to direct dispositions of funds on deposit in the Lockbox Account to the Collection Account (but not to any other account), and no other Person, save the Lockbox Processor and the Trustee, has authority to direct disposition of funds on deposit in the Lockbox Account. The Trustee shall have no liability or responsibility with respect to the Lockbox Processor's directions or activities as set forth in the preceding sentence. The Lockbox Account shall be established pursuant to and maintained in accordance with the Lockbox Agreement and shall be a demand deposit account initially established and maintained with Bank One N.A. , or at the request of the Controlling Party an Eligible Account satisfying clause (i) of the definition thereof; PROVIDED, HOWEVER, that the Trustee shall give the Servicer prior written notice of any change made at the request of the Insurer in the location of the Lockbox Account. The Trustee shall establish and maintain the Post-Office Box at a United States Post Office Branch in the name of the Purchaser for the benefit of the Noteholders and the Insurer.

         (c) Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Purchaser, the Trustee, the Insurer and the Noteholders for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

         (d) In the event the Servicer shall for any reason no longer be acting as such, the Standby Servicer or a successor Servicer shall thereupon assume all of the rights and obligations of the outgoing Servicer under the Lockbox Agreement. In such event, the Standby Servicer or a successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to the Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the Standby Servicer or a successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon request of the Trustee, but at the expense of the outgoing Servicer, deliver to the Standby Servicer or a successor Servicer all documents and records relating to the Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the Standby Servicer or a successor Servicer. In the event that the Controlling Party shall elect to change the identity of the Lockbox Bank, the Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Controlling Party, to the Trustee or a successor Lockbox Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the Lockbox arrangements.

         (e) On each Business Day, pursuant to the Lockbox Agreement, the Lockbox Processor will transfer any payments from Obligors received in the Post-Office Box to the Lockbox Account. The Servicer shall cause the Lockbox Bank to transfer cleared funds from the Lockbox Account to the Collection Account. In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables), and all Liquidation Proceeds no later than the Business Day following receipt directly (without deposit into any intervening account) into the Lockbox Account or the Collection Account. The Servicer shall not commingle its assets and funds with those on deposit in the Lockbox Account.

         SECTION 4.3 REALIZATION UPON RECEIVABLES.

         On behalf of the Purchaser, the Noteholders and the Insurer, the Servicer shall use its best efforts, consistent with the servicing procedures set forth herein, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an Obligor has failed to make more than 90% of a Scheduled Receivable Payment thereon in excess of $10 for 120 days or more; PROVIDED, HOWEVER, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in Section 4.2, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses.

         SECTION 4.4 INSURANCE.

         (a) The Servicer, in accordance with the servicing procedures and standards set forth herein, shall require that (i) each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to maintain such physical loss and damage insurance naming CPS and its successors and assigns as an additional insured, (ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming CPS as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

         (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in Section 4.4(a) (the "INSURANCE POLICIES") which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Purchaser, shall take such reasonable action as shall be necessary to permit recovery under any of the Insurance Policies. Any amounts collected by the Servicer under any of the Insurance Policies shall be deposited in the Collection Account pursuant to SECTION 5.6.

         SECTION 4.5 MAINTENANCE OF SECURITY INTERESTS IN VEHICLES.

         (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Purchaser as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect or continue the perfection of such security interest on behalf of the Purchaser, the Noteholders and the Insurer as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Purchaser, and the pledge thereof by the Purchaser to the Trustee is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trustee, each of the Trustee, the Noteholders, the Insurer and the Seller hereby agrees that the Seller's designation as the secured party on the certificate of title is in respect of the Seller's capacity as Servicer as agent of the Trustee for the benefit of the Noteholders and the Insurer.

         (b) Upon the occurrence of an Insurance Agreement Event of Default, the Controlling Party may instruct the Trustee and the Servicer to take or cause to be taken, or, if the Insurer is not the Controlling Party, upon the occurrence of a Servicer Termination Event, the Trustee and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Trustee, which opinion shall not be an expense of the Trustee, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Noteholders and the Insurer by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Trustee, which opinion shall not be an expense of the Trustee, be necessary or prudent. The Seller hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Controlling Party may instruct the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Receivables in the name of the Trustee on behalf of the Noteholders and the Insurer, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent; PROVIDED, HOWEVER, that if the Controlling Party requests that the title documents be amended prior to the occurrence and continuation of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trustee in connection with such action shall be reimbursed to the Servicer or the Trustee, as applicable, by the Controlling Party.

         SECTION 4.6 ADDITIONAL COVENANTS OF SERVICER.

         The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession or other liquidation of the Financed Vehicle, nor shall the Servicer impair the rights of the Noteholders in such Receivables, nor shall the Servicer amend or otherwise modify a Receivable, except as permitted in accordance with Section 4.2. The Servicer shall obtain and/or maintain all necessary licenses, approvals, authorizations, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution, delivery and performance of this Agreement and the other Basic Documents.

         SECTION 4.7 PURCHASE OF RECEIVABLES UPON BREACH OF COVENANT.

         Upon discovery by any of the Servicer, the Purchaser, the Insurer or the Trustee of a breach of any of the covenants of the Servicer set forth in
Section 4.2(a), 4.4, 4.5 or 4.6, the party discovering such breach shall give prompt written notice to the others; PROVIDED, HOWEVER, that the failure to give any such notice shall not affect any obligation of the Servicer under this
Section 4.7. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount for such Receivable in the manner specified in Section 5.6. The sole remedy of the Trustee, the Purchaser, the Insurer or the Noteholders with respect to a breach of Section 4.2(a), 4.4, 4.5 or 4.6 shall be to require the Servicer to repurchase Receivables pursuant to this Section 4.7; PROVIDED, HOWEVER, that the Servicer shall indemnify the Trustee, the Standby Servicer, the Collateral Agent, the Insurer, the Purchaser, the Initial Note Purchaser and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

         SECTION 4.8 SERVICING FEE.

         The "Servicing Fee" for each Payment Date shall be equal to the product of one twelfth times the Servicing Fee Percent times the Aggregate Principal Balance of the Receivables as of the close of business on the last day of the second preceding Collection Period; PROVIDED, HOWEVER, that with respect to the first Payment Date the Servicer will be entitled to receive a Servicing Fee equal to the product of one-twelfth times the Servicing Fee Percent times the Aggregate Principal Balance of the Receivables as of the initial Cutoff Date. If the Standby Servicer becomes the successor Servicer of the Receivables, the "Servicing Fee" payable to the Standby Servicer as successor Servicer shall be the greater of (a) 2.50% of the Aggregate Principal Balance of the Receivables as of the close of business on the last day of the second preceding Collection Period or (b) the then-current fee for servicing assets comparable to the Receivables, as approved by the Controlling Party. In addition, the Standby Servicer, as successor Servicer shall be entitled to receive reasonable transition expenses. Such transition expenses shall be payable in accordance with Section 10.2 and to the extent that they have not been paid by the terminated predecessor servicer, payable pursuant to and subject to the limitations of, Section 5.7(a)(iv) hereof. The Servicer shall also be entitled to retain, as part of the Servicing Fee, all late payment fees, extension fees and bad check/insufficient funds fees that it collects in the ordinary course of its servicing of the Receivables in accordance with its servicing policies and procedures.

         SECTION 4.9 SERVICER'S CERTIFICATE.

         No later than 10:00 am. Chicago time on each Determination Date, the Servicer shall deliver (facsimile delivery being acceptable) to the Trustee, the Insurer, the Rating Agencies, the Purchaser, the Initial Note Purchaser and the Backup Servicer, a Servicer's Certificate containing among other things, (i) all information necessary to enable the Trustee to make any withdrawal and deposit required by Section 5.5 and to make the distributions required by Section 5.7,
(ii) all information necessary for the Trustee to send statements to the Noteholders and the Insurer pursuant to Section 5.8(b) and 5.11, (iii) a listing of all Purchased Receivables purchased as of the related Accounting Date, identifying the Receivables so purchased, and (iv) all information necessary to enable the Trustee to verify the information specified in Section 4.14(b) and to complete the accounting required by Section 5.11. Receivables purchased by the Servicer or by the Seller on the related Accounting Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Collection period shall be identified by account number (as set forth in the schedule of Receivables). In addition to the information set forth in the preceding sentence, the Servicer's Certificate shall also contain the following information: (a) the WAC Deficiency Percentage and WAC Deficiency Amount, if any, the Average Extension Percentage, for such Determination Date; and (b) whether to the knowledge of the Servicer an Amortization Event has occurred.

         SECTION 4.10 ANNUAL STATEMENT AS TO COMPLIANCE, NOTICE OF SERVICER TERMINATION EVENT.

         (a) The Servicer shall deliver to the Purchaser, to the Trustee for delivery to, the Initial Note Purchaser and each Noteholder, the Standby Servicer, the Insurer, and each Rating Agency, on or before July 31 of each year beginning July 31, 2004, an Officer's Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or, in the case of the first such certificate, such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall deliver such Officer's Certificate to the Initial Note Purchaser and upon receipt of a request therefor, to the Noteholders.

         (b) The Servicer shall deliver to the Trustee, the Initial Note Purchaser, the Standby Servicer, the Insurer, the Collateral Agent and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 10.1. The Trustee shall forward a copy of such certificate to each Noteholder.

         SECTION 4.11 ANNUAL INDEPENDENT ACCOUNTANTS' REPORT.

         Unless SST or the Standby Servicer is the Servicer, the Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer or to the Purchaser, to deliver to the Trustee, the Standby Servicer, the Insurer, the Initial Note Purchaser and each Rating Agency, on or before July 31 of each year beginning July 31, 2004, a report dated as of December 31 of the preceding year (the "Accountants' Report") and reviewing the Servicer's activities during the preceding 12-month period, addressed to the Board of Directors of the Servicer, to the Trustee, the Standby Servicer and to the Insurer, to the effect that such firm has examined the financial statements of the Servicer and issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile and light truck installment sale contracts; and (4) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck installment sale contracts serviced for others that, in the firm's opinion, the Program requires such firm to report. The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer Certificates were found; and (3) the delinquency and loss information relating to the Receivables and the stated amount of Liquidated Receivables, if any, contained in the Servicer Certificates were found to be accurate. In the event such firm requires the Trustee and/or the Standby Servicer to agree to the procedures performed by such firm, the Servicer shall direct the Trustee and/or the Standby Servicer, as applicable, in writing to so agree; it being understood and agreed that the Trustee and/or the Standby Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and neither the Trustee nor the Standby Servicer makes any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         The Report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 4.12 ACCOUNTANTS' REVIEW OF RECEIVABLE FILES.

         For every group of $20,000,000 (or such other greater amount as the Controlling Party may determine in its sole and absolute discretion from time to time by prior written notice to the Seller, the Servicer, the Purchaser, the Initial Note Purchaser and the Trustee) in Aggregate Principal Balance of Receivables transferred by the Seller to the Purchaser pursuant to this Agreement, the Seller at its own expense shall cause Independent Accountants acceptable to the Controlling Party to conduct a physical inventory and limited review of 100 of the related Receivable Files, commencing within seven Business Days immediately succeeding the day the last Receivable of such group of Receivables is transferred to the Purchaser pursuant to this Agreement and any related Assignments; PROVIDED, HOWEVER, that such inventory and review shall occur no less often than once every calendar month during which Receivables are transferred to the Purchaser hereunder and under related Assignments, regardless of the Aggregate Principal Balance of the Receivables conveyed during such month. The Independent Accountants shall within such seven Business Days complete such physical inspection and limited review and execute and deliver to Seller, the Servicer, the Purchaser, the Trustee, the Insurer and the Initial Note Purchaser an Independent Accountant's Report with respect to such review substantially in the form of Exhibit F hereto. If such review reveals, in the Controlling Party's reasonable opinion, an unsatisfactory number of exceptions, the Controlling Party, in its sole and absolute discretion, may require a full review of every Receivable File by the Independent Accounts at the expense of the Seller. The Trustee must receive no less than 5 Business Days prior written notice of any review of the Receivables Files under this Section 4.12. The Servicer shall be required to pay any and all costs incurred by the Trustee in connection with any such review.

         SECTION 4.13 INSURER'S REVIEW OF RECEIVABLE FILES.

         For every group of $5,000,000 (or such other greater amount as the Insurer may determine in its sole and absolute discretion from time to time by prior written notice to the Seller, the Servicer, the Purchaser, the Initial Note Purchaser and the Trustee) in Aggregate Principal Balance of Receivables transferred by the Seller to the Purchaser pursuant to this Agreement, the Seller at its own expense shall allow the Insurer to conduct a physical inventory and limited review of the related Receivables Files, commencing within three Business Days immediately succeeding the day the last Receivable of such group of Receivables is transferred to the Purchaser pursuant to this Agreement and any related Assignments. The Insurer shall make all reasonable efforts to review the related Receivable Files within three Business Days as aforementioned. Notwithstanding failure of the Insurer to review within three Business Days as in the preceding sentence, no additional Receivables may be transferred by the Seller to the Purchaser pursuant to this Agreement and any related Assignments until such time the Insurer has reviewed the related Receivable Files to its satisfaction. The Servicer shall be required to pay any and all costs incurred by the Insurer in connection with any such review.

         SECTION 4.14 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES.

         The Servicer shall provide to representatives of the Trustee, the Standby Servicer, the Insurer and the Initial Note Purchaser reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

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

         SECTION 4.15 REVIEW OF SERVICER'S CERTIFICATE.

         (a) REVIEW OF SERVICER'S CERTIFICATE. In the event the Controlling Party notifies the Standby Servicer that there is no Backup Servicer or that the Backup Servicer is in breach of its obligations under the Backup Servicing Agreement, then commencing 10 days after receipt of such notice the Standby Servicer will perform the following duties: concurrently with the delivery by the Servicer of the Servicer's Certificate, the Servicer will deliver to the Trustee and the Standby Servicer a computer diskette (or other electronic transmission) in a format reasonably acceptable to the Trustee and the Standby Servicer containing information with respect to the Receivables as of the close of business on the last day of the preceding Collection Period which information is necessary for preparation of the Servicer's Certificate. The Standby Servicer shall use such computer diskette (or other electronic transmission) solely to verify certain information specified in Section 4.15(c) contained in the Servicer's Certificate delivered by the Servicer, and the Standby Servicer shall notify the Servicer and the Insurer of any discrepancies on or before the fourth Business Day immediately preceding the Insured Payment Date.

         (b) RECONCILIATION OF SERVICER'S REPORT. In the event that the Standby Servicer or the Backup Servicer, as applicable, report any discrepancies, the Backup Servicer shall, if applicable, give written notice of such discrepancies to the Standby Servicer, and thereafter the Servicer and the Standby Servicer shall attempt to reconcile such discrepancies prior to the second Business Day prior to the related Insured Payment Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Insured Payment Date. In the event that the Standby Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Insured Payment Date, the Servicer shall cause a firm of independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. Other than the duties specifically set forth in this Agreement, the Standby Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Standby Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Standby Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Standby Servicer

         (c) The Standby Servicer shall review each Servicer's Certificate delivered pursuant to Section 4.15(a) and shall:

                  (i) confirm that such Servicer's Certificate is complete on its face;

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

                  (ii) load the computer diskette (which shall be in a format acceptable to the Standby Servicer) received from the Servicer pursuant to Section 4.14(a) hereof, confirm that such computer diskette is in a readable form and calculate and confirm the Principal Balance of each Receivable for the most recent Payment Date;

                  (iii) confirm that the Total Distribution Amount, the Noteholders' Principal Distributable Amount, the Noteholders' Interest Distributable Amount, the Standby Fee, the Servicing Fee, the Trustee Fee, the Collateral Agent Fee, the Premium in the Servicer's Certificate, the Collateral Test, the WAC Deficiency Amount, WAC Deficiency Deposit and WAC Deficiency Percentage and the Liquidity Amount are accurate based solely on the recalculation of the Servicer's Certificate.

         SECTION 4.16 RETENTION AND TERMINATION OF SERVICER.

         As long as CPS acts as Servicer, the Servicer hereby covenants and agrees to act as such under this Agreement for an initial term commencing on the Closing Date and ending on January 31, 2003, which term shall be extendible by the Controlling Party for successive monthly terms (or, at the discretion of the Controlling Party exercised pursuant to revocable written standing instructions from time to time to the Servicer and the Trustee, for any specified number of terms greater than one), until such time as the Notes have been paid in full, and all amounts due to the Controlling Party have been paid in full. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive terms for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Insurer to the Trustee and the Servicer. The Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. If an Insurer Default has occurred and is continuing, the term of the Servicer's appointment hereunder shall be deemed to have been extended until such time, if any, as such Insurer Default has been cured unless such appointment is terminated sooner in accordance with the terms of this Agreement. Until such time as an Insurer Default shall have occurred and be continuing, the Trustee agrees that if as of the fifteenth day prior to the last day of any term of the Servicer, the Trustee shall not have received any Servicer Extension Notice from the Insurer, the Trustee shall, within five days thereafter, give written notice of such non-receipt to the Insurer.

         SECTION 4.17 FIDELITY BOND.

         The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

         SECTION 4.18 LIEN SEARCHES; OPINIONS AS TO TRANSFERS AND SECURITY INTERESTS.

         The Servicer shall, with respect to every group of $50 million in Aggregate Principal Balance of Receivables conveyed to the Purchaser hereunder and pledged to the Trustee under the Indenture (but in no event less frequently than once during each calendar quarter), deliver (or cause to be delivered) to the Trustee, the Insurer and the Initial Note Purchaser an Opinion of Counsel, in form and substance satisfactory to the Insurer, with respect to (a) the "true sale" nature of the transfers of Receivables and, to the extent applicable,


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

related Other Conveyed Property hereunder and under each related Assignment, (b) the "backup security interest" with respect the transfers of Receivables and, to the extent applicable, related Other Conveyed Property hereunder and under each related Assignment, (c) the validity of the security interest in connection with the pledge of Collateral to the Trustee under the Indenture on each Transfer Date and (d) the perfection of the transfers and pledges referred to in CLAUSES
(A)-(C) above. To the extent each such Opinion of Counsel is in any manner reliant on UCC lien searches, each such UCC lien search shall be dated no earlier than ten Business Days prior to the date of each such related Opinion of Counsel, and shall be accompanied by officer's certificates from the appropriate parties certifying that no filings subsequent to the date of such lien searches have been made. Such Opinion of Counsel shall state, among other things, that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been authorized and filed that are necessary to perfect the interest of the Purchaser and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest. Each Opinion of Counsel referred to in this
Section 4.17 shall specify any action necessary (as of the date of such opinion) to be taken to preserve and protect such interest.

                                    ARTICLE V

                            ACCOUNTS; DISTRIBUTIONS;
                            ------------------------
                            STATEMENTS TO NOTEHOLDERS
                            -------------------------

         SECTION 5.1 ESTABLISHMENT OF PLEDGED ACCOUNTS.

         (a) The Trustee, on behalf of the Noteholders and the Insurer, shall establish and maintain in its own name an Eligible Account (the "COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Noteholders and the Insurer. The Collection Account shall initially be established with the Trustee.

         (b) The Trustee, on behalf of the Noteholders and the Insurer, shall establish and maintain in its own name an Eligible Account (the "NOTE DISTRIBUTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Noteholders and the Insurer. The Note Distribution Account shall initially be established with the Trustee.

         (c) The Trustee, on behalf of the Noteholders and the Insurer, shall establish and maintain in its own name an Eligible Account (the "PRINCIPAL FUNDING ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Noteholders and the Insurer. The Principal Funding Account shall initially be established with the Trustee.

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

         (d) Funds on deposit in the Collection Account, the Principal Funding Account and the Note Distribution Account (collectively, the "PLEDGED ACCOUNTS") shall be invested by the Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer or, after the SST Assumption Date, by the Controlling Party (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Trustee for the benefit of the Noteholders and the Insurer, as applicable. Other than as permitted by the Rating Agencies and the Insurer (so long as no Insurer Default has occurred and is continuing), funds on deposit in any Pledged Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Payment Date. Funds deposited in a Pledged Account on the day immediately preceding a Payment Date or Insured Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight. All Eligible Investments will be held to maturity.

         (e) All investment earnings of moneys deposited in the Pledged Accounts shall be deposited (or caused to be deposited) by the Trustee in the Collection Account for distribution pursuant to Section 5.7(a), and any loss resulting from such investments shall be charged to such account. The Servicer will not direct the Trustee to make any investment of any funds held in any of the Pledged Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trustee to make any such investment, if requested by the Trustee, the Servicer shall deliver to the Trustee an Opinion of Counsel to such effect.

         (f) The Trustee shall not in any way be held liable by reason of any insufficiency in any of the Pledged Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (g) If (i) the Servicer or the Controlling Party, as applicable, shall have failed to give investment directions for any funds on deposit in the Pledged Accounts to the Trustee by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Purchaser and Trustee) on any Business Day; or (ii) an Insurance Agreement Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Insurance Agreement Event of Default, amounts collected or receivable from the Receivables and the Other Conveyed Property are being applied as if there had not been such a declaration; then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Pledged Accounts in an Eligible Investment described in paragraph (f) the definition thereof.

         (h) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Pledged Accounts and in all proceeds thereof (including all Investment Earnings on the Pledged Accounts) and all such funds, investments, proceeds and income shall be part of the Other Conveyed Property. Except as otherwise provided herein, the Pledged Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders and the Insurer. If at any time any of the Pledged Accounts ceases to be an Eligible Account, the Servicer with the consent of the Controlling


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

Party shall within five Business Days establish a new Pledged Account as an Eligible Account and shall transfer any cash and/or any investments to such new Pledged Account. The Servicer shall promptly notify the Rating Agencies, the Trustee and the Insurer of any change in the location of any of the aforementioned accounts. In connection with the foregoing, the Servicer agrees that, in the event that any of the Pledged Accounts are not accounts with the Trustee, the Servicer shall notify the Trustee and the Insurer in writing promptly upon any of such Pledged Accounts ceasing to be an Eligible Account.

                  (i) With respect to the Pledged Account Property, the Trustee agrees that:

                           (i) any Pledged Account Property that is held in
                  deposit accounts shall be held solely in Eligible Accounts; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Trustee and the Trustee shall have sole signature authority with respect thereto;

                           (ii) any Pledged Account Property that constitutes
                  Physical Property or "certificated securities" shall be delivered to the Trustee in accordance with the definition of "DELIVERY";

                           (iii) The Servicer shall have the power, revocable by
                  the Controlling Party, to instruct the Trustee to make withdrawals and payments from the Pledged Accounts for the purpose of permitting the Servicer and the Trustee to carry out their respective duties hereunder.

         SECTION 5.2 [RESERVED].

         SECTION 5.3 CERTAIN REIMBURSEMENTS TO THE SERVICER.

         The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Payment Date pursuant to Section 5.7(a)(iii) upon certification by the Servicer of such amounts and the provision of such information to the Trustee and the Controlling Party as may be necessary in the opinion of the Controlling Party to verify the accuracy of such certification. In the event that the Controlling Party has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section, the Controlling Party shall give the Trustee notice to such effect, following receipt of which the Trustee shall not make a distribution to the Servicer in respect of such amount pursuant to Section 5.7, or if prior thereto the Servicer has been reimbursed pursuant to Section 5.7, the Trustee shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Payment Date.

         SECTION 5.4 APPLICATION OF COLLECTIONS.

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

         All collections for each Collection Period shall be applied by the Servicer as follows:

         With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied, in the case of a Rule of 78's Receivable, first, to the Scheduled Receivable Payment of such Rule of 78's Receivable and, second, to any late fees accrued with respect to such Rule of 78 s Receivable and, in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method.

         SECTION 5.5 WITHDRAWALS FROM NPF SPREAD ACCOUNT.

         (a) In the event that the Servicer's Certificate with respect to any Determination Date during the Amortization Period shall state that the Total Distribution Amount with respect to the related Payment Date is insufficient to make the payments required to be made on the related Payment Date pursuant to Sections 5.7(a)(i) through (x) (such deficiency being a "Deficiency Claim Amount"), then on the Deficiency Claim Date, the Trustee shall deliver to the Collateral Agent, the Insurer, and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "DEFICIENCY NOTICE") specifying the Deficiency Claim Amount for such Insured Payment Date. Such Deficiency Notice shall direct the Collateral Agent to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Supplement) to the Trustee for deposit in the Collection Account on the related Insured Payment Date and distribution pursuant to Sections 5.7(a)(i) through
(x), as applicable; PROVIDED, HOWEVER, that if the Amortization Period results solely from the occurrence of an Amortization Event of the type specified in clause (e) of the definition thereof, no such Deficiency Claim Amount shall be remitted as set forth above.

         (b) Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the Deficiency Claim Date. The amounts distributed by the Collateral Agent to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to SECTION 5.6.

         SECTION 5.6 ADDITIONAL DEPOSITS.

         The Servicer or CPS, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables together with any proceeds from any Insurance Policies received by the Servicer with respect to Financed Vehicles. All such deposits shall be made, in immediately available funds, on the Business Day preceding the related Determination Date. On or before each Draw Date, the Trustee shall remit to the Collection Account any amounts delivered to the Trustee by the Collateral Agent pursuant to Section 5.5.

         SECTION 5.7 DISTRIBUTIONS.

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

         (a) On each Payment Date, the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination
Date) shall make the following distributions from funds available in the Collection Account in the following order of priority:

                  (i) so long as CPS is the Servicer and Bank One Trust Company, N.A. is the Standby Servicer, to the Standby Servicer, from the Total Distribution Amount and any amount deposited in the Collection Account pursuant to Sections 5.5(a) and 5.12(a) in respect of Standby Fees, the Standby Fee and all unpaid Standby Fees from prior Collection Periods;

                  (ii) so long as the Backup Servicer is not the Servicer, to the Backup Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clause (i) above) and any amount deposited in the Collection Account pursuant to Sections 5.5(a) and 5.12(a) in respect of Backup Servicing Fees, the Backup Servicing Fee and all unpaid Backup Servicing Fees from prior Collection Periods;

                  (iii) to the Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) and (ii) above) and any amount deposited in the Collection Account pursuant to Sections 5.5(a) and 5.12(a) in respect of Servicing Fees or SST Servicing Fee, as applicable, the Servicing Fee and SST Servicing Fee, and all unpaid Servicing Fees and SST Servicing Fees from prior Collection Periods and all reimbursements to which the Servicer is entitled pursuant to Section 5.3;

                  (iv) to any successor Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iii) above) and any amount deposited in the Collection Account pursuant to Sections 5.5(a) and 5.12(a) in respect of Servicing Fees, to the extent not previously paid by the predecessor Servicer pursuant to this Agreement, reasonable transition expenses (up to a maximum of $50,000 for all such expenses) incurred in becoming the successor Servicer;

                  (v) to the Trustee, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iv) above) and any amount deposited in the Collection Account pursuant to Sections 5.5(a) and 5.12(a) in respect of Trustee Fees, the Trustee Fees and reasonable out-of-pocket expenses thereof (including reasonable counsel fees and expenses) and all unpaid Trustee Fees and unpaid reasonable out-of-pocket expenses (including reasonable counsel fees and expenses) from prior Collection Periods; PROVIDED, HOWEVER, that unless an Insurance Agreement Event of Default or an Event of Default under the Indenture or a Servicer Termination Event shall have occurred and be continuing, expenses payable to the Trustee pursuant to this clause (v) and expenses payable to the Collateral Agent pursuant to clause (vi) below shall be limited to a total of $50,000 per annum;

                  (vi) to the Collateral Agent, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (v) above) and any amount deposited in the Collection Account pursuant to Sections 5.5(a) and 5.12(a) in respect of Collateral Agent Fees and expenses of the Collateral Agent, all fees and reasonable expenses payable to the Collateral Agent pursuant to the Master Spread Account Agreement with respect to such Payment Date; subject to the proviso in clause (v) above;

                  (vii) to the Note Distribution Account, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (vi) above) and any amounts deposited in the Collection Account pursuant to Section 5.5(a) and
         Section 5.12(a)(ii) (as such amounts have been reduced by payments pursuant to clauses (i) through (vi) above), the Noteholders' Interest Distributable Amount for such Payment Date;

                  (viii) if such Payment Date occurs during the Revolving Period, to the Note Distribution Account, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (vii), above) and any amounts deposited in the Collection Account pursuant to Section 5.5(a) and Section 5.12(a)(ii) (as such amounts have been reduced by payments pursuant to clauses (i) through (vii) above), an amount equal to the lesser of (x) the Revolving Principal Amortization Amount for such Payment Date and
         (y) the maximum amount of the Revolving Principal Amortization Amount for such Payment Date which may paid under this Section 5.7 (a)(viii) such that, after giving effect to all deposits and distributions on such Payment Date, the Collateral Test will be satisfied as of the related Determination Date;

                  (ix) if such Payment Date occurs during the Revolving Period, an amount determined and certified by the Servicer and included in the Servicer's Certificate delivered on the related Determination Date to be at least equal to the sum of (1) the WAC Deficiency Amount, if any, on such Determination Date, (2) the Liquidity Amount for such Determination Date and (3) the amount (net of the WAC Deficiency Amount and Liquidity Amount provided for in the preceding clauses (1) and (2)) necessary to be held in the Collection Account or Principal Funding Account such that after giving effect to all deposits and distributions to be made on such Payment Date, the Collateral Test will be satisfied as of the related Determination Date, such amount shall be retained on deposit in the Collection Account or the Principal Funding Account, as applicable, and shall not be available for distribution pursuant to clauses (x) through (xiii) below;

                  (x) to the Insurer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments made pursuant to clauses (i) through (viii) above and subject to the amount retained in the Collection Account pursuant to clause (ix) above), any amount deposited in the Collection Account pursuant to Section 5.5(a), any amounts owing to the Insurer under this Agreement and the Insurance Agreement and not paid;

                  (xi) (a) On each Payment Date during the Revolving Period, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments made pursuant to clauses (i) through
         (viii) and (x) above and subject to the amount retained in the

         Collection Account pursuant to clause (ix) above), and any amounts deposited in the Collection Account pursuant to Sections 5.5(a) and 5.12(a)(ii), an amount equal to the Noteholders' Principal Distributable Amount for such Payment Date LESS any amounts paid to the Note Distribution Account on such Payment Date under Section 5.7(a)(viii) shall be deposited into the Principal Funding Account; and
         (b) on each Payment Date during the Amortization Period, to the Note Distribution Account from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses
         (i) through (viii) and (x) above), from any amounts deposited in the Collection Account pursuant to Sections 5.5(a), 5.12(a)(ii) and any other amounts on deposit in the Collection Account or the Principal Funding Account, the Noteholders' Principal Distributable Amount for such Payment Date plus the Noteholders' Principal Carryover Shortfall for such Payment Date, if any;

                  (xii) to the Collateral Agent, for deposit in the NPF Spread Account and further application and distribution pursuant to the terms of the Master Spread Account Agreement, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (viii), (x) and (xi)(b) above), from any amounts deposited in the Collection Account pursuant to Sections 5.5(a) and 5.12(a)(ii) and any other amounts on deposit in the Collection Account or the Principal Funding Account, an amount equal to the sum of all Deficiency Claim Amounts withdrawn from the NPF Spread Account pursuant to Section 5.5 during the term of this Agreement; and

                  (xiii) to the Trustee, Standby Servicer and Collateral Agent, all other amounts payable pursuant to the Fee Schedule that have accrued and have not been paid; and

                  (xiv) to the Purchaser, subject to clause (ix) above, the remaining Total Distribution Amount, if any.

PROVIDED, HOWEVER, that, (A) following an acceleration of the Notes or, (B) if an Insurer Default shall have occurred and be continuing and an Insurance Agreement Event of Default pursuant to Sections 5.1(i), 5.1(ii), 5.1(iv), 5.1(v) or 5.1(vi) of the Indenture shall have occurred and be continuing, the Total Distribution Amount plus any amounts on deposit in any of the Pledged Accounts in respect of WAC Deficiency Deposits, the Liquidity Amount and any amounts necessary to satisfy the Collateral Test on any date shall be paid pursuant to
SECTION 5.6(a) of the Indenture.

                  (b) On each Insured Payment Date, the Trustee shall (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date, unless the Insurer shall have notified the Trustee in writing of any errors or deficiencies with respect thereto) distribute the Deficiency Claim Amount from the NPF Spread Account, if any, plus the Note Policy Claim Amount, if any, in each case then on deposit in the Collection Account, and deposit in the Note Distribution Account any excess of the Scheduled Payments (as defined in the Note Policy) due on such Insured Payment Date over the amount previously deposited in the Note Distribution Account with respect to the related Payment Date, which amount shall be applied solely to the payment of amounts then due and unpaid on the Notes in accordance with the priorities set forth in
         Section 5.8(a).

                  (c) In the event that the Collection Account is maintained with an institution other than the Trustee, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to Section 5.7(a) and (b) on the related Payment Date and Insured Payment Date, as applicable.

                  (d) Payments from Principal Funding Account. On any Transfer Date on which funds are on deposit in the Principal Funding Account, the Trustee shall, at the direction of the Purchaser in accordance with
         Section 2.1(c) (and subject to the satisfaction of the conditions set forth in Section 2.1(b) on such Transfer Date), withdraw from the Principal Funding Account and pay to or upon the order of the Seller an amount equal to the lesser of (i) the Purchase Price to be paid to the Seller for Receivables and Other Conveyed Property to be conveyed to the Purchaser and pledged to the Trustee on such Transfer Date (or a portion thereof) and (ii) the amount on deposit in the Principal Funding Account.

         SECTION 5.8 NOTE DISTRIBUTION ACCOUNT.

         (a) On each Payment Date and each Insured Payment Date (in each case based solely on the information contained in the Servicer's Certificate), the Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the following amounts and in the following order of priority:

                  (i) (a) to the Holders of the Notes the Noteholders' Interest Distributable Amount; provided that if there are not sufficient funds in the Note Distribution Account to pay the entire amount then due on the Notes, the amount in the Note Distribution Account shall be applied to the payment of such interest pro rata on the basis of the amount of accrued and unpaid interest due; and (b) on each Payment Date during the Revolving Period, to the Holders of the Notes, all amounts remaining on deposit in the Note Distribution Account, such amounts to be applied to pay principal of the Notes pro rata among the Holders of the Notes; and

                  (ii) On each Payment Date during the Amortization Period, concurrently, to the Noteholders, the Noteholders' Principal Distributable Amount plus any Noteholders Principal Carryover Shortfall, to pay principal of the Notes until the outstanding principal amount of the Notes has been reduced to zero; provided that if there are not sufficient funds in the Note Distribution Account to pay the aggregate outstanding principal amount of the Notes, the amount in the Note Distribution Account shall be applied to the payment of such principal pro rata among the Holders of the Notes.

         (b) On each Payment Date, the Trustee shall send to each Noteholder and the Insurer the statement or statements provided to the Trustee by the Servicer pursuant to Section 5.11 hereof on such Payment Date.

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

         (c) The Trustee may make available to the Noteholders and the Insurer, via the Trustee's Internet Website, the Servicer's Certificate required to be provided by the Trustee under the terms of this Section 5.8(b) available and, with the consent or at the direction of the Noteholders, such other information regarding the Notes and/or the Receivables as the Trustee may have in its possession, but only with the use of a password provided by the Trustee or its agent to such Person upon receipt by the Trustee from such Person of a certification in the form of Exhibit H hereto; PROVIDED, HOWEVER, that the Trustee or its agent shall provide such password to the parties to this Agreement, the Insurer, the Initial Note Purchaser and the Rating Agencies without requiring such certification. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

                  The Trustee's Internet Website shall be initially located at www.abs.bankone.com or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholders and the Insurer. In connection with providing access to the Trustee's Internet Website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Agreement.

                  The provision of information reports and notices under this
                  Section 5.8(c) is strictly for the convenience of the Noteholders if they so choose in their sole discretion. Nothing in this Section 5.8(c) shall relieve the Trustee from any of its obligations with respect to the distribution or dissemination of reports and other information as required herein or in the Indenture.

         (d) In the event that any withholding tax is imposed on the Purchaser's payment (or allocations of income) to a Noteholder, such tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section
5.8. The Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax that is legally owed by the Purchaser (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Purchaser and remitted to the appropriate taxing authority. If, after consultations with experienced counsel, the Trustee determines that there is a reasonable likelihood that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Noteholder), the Trustee may in its sole discretion withhold such amounts in accordance with this clause (c). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trustee for any out-of-pocket expenses incurred.

         (e) Distributions required to be made to Noteholders on any Payment Date shall be made to each Noteholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Notes in the aggregate evidence a denomination of not less than $1,000,000 or (ii) such Noteholder is the Seller, or an Affiliate thereof, or,


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if not, by check mailed to such Noteholder at the address of such holder appearing in the Note Register; PROVIDED, HOWEVER, that, unless Definitive Notes have been issued pursuant to Section 2.14 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), distributions will be made by wire transfer in immediately available funds to the account designated by such nominee. Notwithstanding the foregoing, the final distribution in respect of any Note (whether on the Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.4 of the Indenture.

         SECTION 5.9 CALCULATION OF WEIGHTED AVERAGE APR, LIQUIDITY AMOUNT AND WAC DEFICIENCY AMOUNTS.

         On each Business Day during the Revolving Period, the Servicer shall calculate the Maximum Note Interest Rate, the weighted average APR of the Receivables, the WAC Deficiency Percentage, the WAC Deficiency Amount, if any, the Liquidity Amount and the Liquidity Amount Shortfall, if any, and shall, upon request (which may be a standing request to receive such calculation until the Seller is notified otherwise), provide such calculation in writing to the Trustee, the Purchaser, the Servicer, the Insurer and the Initial Note Purchaser. If on any Business Day during the Revolving Period, the WAC Deficiency Amount is greater than zero, the Servicer shall provide written notice of such WAC Deficiency Amount and the corresponding WAC Deficiency Percentage and the WAC Deficiency Deposit, if any, with respect to such Business Day to the Purchaser, the Trustee, the Servicer, the Insurer and the Initial Note Purchaser by 12:00 noon, New York City time, on such day.

         SECTION 5.10 DEPOSIT OF WAC DEFICIENCY AMOUNTS, LIQUIDITY AMOUNTS AND AMOUNTS NECESSARY TO SATISFY THE COLLATERAL TEST.

         (a) if on any day during the Revolving Period, the WAC Deficiency Amount is greater than zero, the Purchaser shall, within five (5) days, deposit into the Collection Account an amount equal to such WAC Deficiency Amount; PROVIDED, HOWEVER, that if on any day within such 5-day period the WAC Deficiency Amount therefor is zero, the Purchaser shall not be required to make such deposit; (b) if on any day the Liquidity Amount for such day is less than the Liquidity Amount on deposit in the Collection Account (such amount, a "Liquidity Amount Shortfall"), the Purchaser shall, within five (5) days, deposit into the Collection Account an amount equal to such Liquidity Amount Shortfall; (c) if on any Determination Date the Collateral Test is not satisfied, the Purchaser shall, within five (5) days, deposit into the Collection Account an amount such that after such deposit, the Collateral Test will have been satisfied.

         SECTION 5.11 STATEMENTS TO NOTEHOLDERS.

         (a) On or prior to each Payment Date (in accordance with Section 4.9), the Servicer shall provide to the Trustee (with a copy to the Insurer and the Rating Agencies) for the Trustee to forward to each Noteholder of record on the related Record Date a copy of the Servicer's Certificate setting forth at least the following information as to the Notes to the extent applicable:

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

                  (i) the amount of such distribution allocable to principal of the Notes;

                  (ii) the amount of such distribution allocable to interest on or with respect to the Notes;

                  (iii) the amount, if any, of such distribution payable out of amounts withdrawn from the NPF Spread Account or pursuant to a claim on the Note Policy;

                  (iv) the Aggregate Principal Balance as of the close of business on the last day of the preceding Collection Period;

                  (v) the aggregate outstanding principal amount of the Notes;

                  (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period, and the amount of any unpaid Servicing Fees and the change in such amount from the prior Payment Date;

                  (vii) the amount of each of the Standby Fee, the Trustee Fee and the Collateral Agent Fee paid to the Standby Servicer, the Trustee and the Collateral Agent, as applicable, with respect to the related Collection Period, and the amount of any unpaid Standby Fees, Trustee Fees and Collateral Agent Fees and the change in such amounts from the prior Payment Date;

                  (viii) the Noteholders' Interest Carryover Shortfall and the Noteholders' Principal Carryover Shortfall, if any;

                  (ix) the number of Receivables and the aggregate gross amount scheduled to be paid thereon, including unearned finance and other charges, for which the related Obligors are delinquent in making Scheduled Receivable Payments for 31 to 59 days;

                  (x) the amount of the aggregate Realized Losses, if any, for the related Collection Period;

                  (xi) the amount of payments, if any, made with respect to the related Payment Date pursuant to Sections 5.12(a)(i), and (ii), respectively;

                  (xii) the number of, and the aggregate Purchase Amounts for, Receivables, if any, that were repurchased during the related Collection Period and summary information as to losses and delinquencies with respect to the Receivables as of the end of the related Collection Period;

                  (xiii) the cumulative amount of Realized Losses from the initial Cutoff Date to the last day of the related Collection Period.

         Each amount set forth pursuant to paragraphs (i), (ii), (iii), (vi),
(vii), (viii) and (xi) above shall be expressed as a dollar amount per $1,000 of the aggregate outstanding principal amount of the Notes as of the related Payment Date.

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

         (b) Within 60 days of the end of each calendar year, commencing March 1, 2004, the Servicer shall send to the Trustee, and the Trustee shall, provided it has received the necessary information from the Servicer, promptly thereafter furnish to each Person who at any time during the preceding calendar year was a Noteholder of record and received any payment thereon (a) a report (prepared by the Servicer) as to the aggregate to amounts reported pursuant to subclauses
(i), (ii), (vi) and (vii) of Section 5.11(a) for such preceding calendar year or applicable portion thereof during which such person was Noteholder, and (b) such information as may be reasonably requested by the Noteholders or required by the Code and regulations thereunder, to enable such Holders to prepare their Federal and State income tax returns. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

         SECTION 5.12 OPTIONAL DEPOSITS BY THE INSURER; NOTICE OF WAIVERS.

         (a) The Insurer shall at any time, and from time to time, with respect to an Insured Payment Date, have the option (but shall not be required, except as provided in Section 6.1) to deliver amounts to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Purchaser with respect to such Insured Payment Date, or (ii) to include such amount as part of the Total Distribution Amount for such Insured Payment Date to the extent that without such amount a draw would be required to be made on the Note Policy.

         (b) If the Insurer waives the satisfaction of any of the events that might trigger an Insurance Agreement Event of Default, and so notifies the Trustee in writing pursuant to Section 5.02(d) of the Insurance Agreement, the Trustee shall notify Moody's and each Noteholder of such waiver.

         SECTION 5.13 DIVIDEND OF INELIGIBLE RECEIVABLES.

         With the prior written consent of the Controlling Party, the Purchaser may, on the last day of the month in which any Receivables are sold into a term securitization transaction, distribute any Ineligible Receivables to the Seller as a dividend, provided that the conditions of Section 10.05 of the Indenture are satisfied.

                                   ARTICLE VI

                                 THE NOTE POLICY
                                 ---------------

         SECTION 6.1 CLAIMS UNDER NOTE POLICY.

         (a) In the event that the Trustee has delivered a Deficiency Notice with respect to any Determination Date pursuant to Section 5.5 hereof, the Trustee shall on the related Draw Date determine whether the application of funds in accordance with Section 5.7(a), together with any amounts deposited by the Insurer pursuant to Section 5.12 and the application of any Deficiency Claim Amount pursuant to Section 5.5 would result in a shortfall in amounts distributable pursuant to Sections 5.7(a)(vii) on any Payment Date and


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5.7(a)(x)(b) on any Payment Date occurring on or after the Final Scheduled
Payment Date (any such shortfall, a "Note Policy Claim Amount"). If the Note Policy Claim Amount for such Payment Date is greater than zero, the Trustee shall furnish to the Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim (as defined in clause (b) below) in the amount of the Note Policy Claim Amount. Amounts paid by the Insurer pursuant to a claim submitted under this Section 6.1 shall be deposited by the Trustee into the Note Distribution Account for payment to Noteholders on the related Insured Payment Date.

         (b) Any notice delivered by the Trustee to the Insurer pursuant to
Section 6.1(a) shall specify the Note Policy Claim Amount claimed under the Note Policy and shall constitute a "Notice of Claim" (as defined in the Note Policy) under the Note Policy. In accordance with the provisions of the Note Policy, the Insurer is required to pay to the Trustee the Note Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third Business Day (as defined in the Note Policy) following receipt on a Business Day of the Notice of Claim, and (ii) the applicable Insured Payment Date. Any payment made under the Note Policy by the Insurer shall be applied solely to the payment of the Notes, and for no other purpose.

         (c) The Trustee shall (i) receive as attorney-in-fact of each Noteholder any Note Policy Claim Amount from the Insurer and (ii) deposit the same in the Note Distribution Account for distribution to Noteholders. Any and all Note Policy Claim Amounts disbursed by the Trustee from claims made under the Note Policy shall not be considered payment by the Purchaser or from the NPF Spread Account with respect to such Notes, and shall not discharge the obligations of the Purchaser with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, the Trustee and the Noteholders shall assign to the Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar (as defined in the Indenture) shall note the Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Insurer of proof of payment by the Insurer of any Noteholders' Interest Distributable Amount or Noteholders' Principal Distributable Amount. The foregoing subrogation shall in all cases be subject to the rights of the Noteholders to receive all Scheduled Payments (as defined in the Note Policy) in respect of the Notes.

         (d) The Trustee shall keep a complete and accurate record of all funds deposited by the Insurer into the Note Distribution Account and the allocation of such funds to payment of interest on and principal paid in respect of any Note. The Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

         (e) The Trustee shall be entitled to enforce on behalf of the Noteholders the obligations of the Insurer under the Note Policy.
Notwithstanding any other provision of this Agreement or any other Basic Document, the Noteholders are not entitled to make any claims under the Note Policy or institute proceedings directly against the Insurer.

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

         SECTION 6.2 PREFERENCE CLAIMS.

         (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Scheduled Payment (as defined in the Note Policy) paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Note Policy. The Trustee shall furnish to the Insurer its records evidencing the payments of principal of and interest on Notes, if any, which have been made by the Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order (as defined in the Note Policy) and not to the Trustee or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Trustee for distribution to such Noteholder upon proof of such payment reasonably satisfactory to the Insurer).

         (b) The Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Holder, by its purchase of Notes, and the Trustee hereby agrees that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 6.1(c), the Insurer shall be subrogated to, and each Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         SECTION 6.3 SURRENDER OF NOTE POLICY.

         The Trustee shall surrender the Note Policy to the Insurer for cancellation upon the expiration of such policy in accordance with the terms thereof.

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

                                   ARTICLE VII

                                  THE PURCHASER
                                  -------------

         SECTION 7.1 REPRESENTATIONS OF PURCHASER.

         The Purchaser makes the following representations on which the Insurer shall be deemed to have relied in executing and delivering the Note Policy. The representations speak as of the execution and delivery of this Agreement and as of each Transfer Date, and shall survive the sale of the Receivables to the Purchaser and the pledge thereof to the Trustee pursuant to the Indenture.

         (a) ORGANIZATION AND GOOD STANDING. The Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and pledge the Receivables and the Other Conveyed Property pledged to the Trustee.

         (b) DUE QUALIFICATION. The Purchaser is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

         (c) POWER AND AUTHORITY. The Purchaser has the power and authority to execute and deliver this Agreement and the Other Basic Documents to which it is a party and to carry out its terms and their terms, respectively; the Purchaser has full power and authority to pledge the Collateral to be pledged to the Trustee by it pursuant to the Indenture and has duly authorized such pledge to the Trustee by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and the Basic Documents to which the Purchaser is a party have been duly authorized by the Purchaser by all necessary limited liability company action.

         (d) VALID SALE, BINDING OBLIGATIONS. (i) This Agreement effects a valid sale of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Other Basic Documents to which the Purchaser is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Purchaser enforceable in accordance with their respective terms, (ii) except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Purchaser is a party and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Purchaser is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice,


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lapse of time or both) a default under the limited liability company agreement of the Purchaser, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Purchaser's knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties (A) asserting the invalidity of this Agreement, the Notes or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) relating to the Purchaser and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Notes.

         (g) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained or as may be required by the Basic Documents.

         (h) TAX RETURNS. The Purchaser has filed all federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Purchaser in connection with consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Purchaser is a party and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Purchaser is a party have been paid or shall have been paid at or prior to the Closing Date and as of each Transfer Date.

         (i) CHIEF EXECUTIVE OFFICE. The chief executive office of the Purchaser is at 16355 Laguna Canyon Road, Irvine, CA 92618 and its organizational number is 3312217.

                                  ARTICLE VIII

                                   THE SELLER
                                   ----------

         SECTION 8.1 REPRESENTATIONS OF SELLER.

         The Seller makes the following representations on which the Insurer shall be deemed to have relied in executing and delivering the Note Policy and on which the Purchaser is deemed to have relied in acquiring the Receivables and a which the Noteholders are deemed to have relied in investing in the Notes. The representations speak as of the execution and delivery of this Agreement, as of the Closing Date and as of each Transfer Date, and shall survive the sale of the Receivables to the Purchaser and the pledge thereof by the Purchaser to the Trustee pursuant to the Indenture.

         (a) ORGANIZATION AND GOOD STANDING. The Seller has been duly organized and is validly existing as a corporation under the laws of the State of California and is in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Purchaser and to perform its other obligations under this Agreement or any other Basic Documents to which it is a party.

         (b) DUE QUALIFICATION. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the origination, sale and servicing of the Receivables as required by this Agreement) shall require such qualifications.

         (c) POWER AND AUTHORITY. The Seller has the power and authority to execute and deliver this Agreement and the Other Basic Documents to which it is a party and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Purchaser by it and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

         (d) VALID SALE, BINDING OBLIGATIONS. This Agreement effects a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited, by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which the Seller is a party and the fulfillment of the terms of this Agreement and the Basic Documents to which the Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

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

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement, the Notes or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents to which the Seller is a party, or (D) relating to the Seller and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Notes. The Seller is not aware of any judgment or tax liens against the Seller.

         (g) NO CONSENTs. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

         (h) FINANCIAL CONDITION. The Seller has a positive net worth and is able to and does pay its liabilities as they mature. The Seller is not in default under any obligation to pay money to any Person except for matters being disputed in good faith which do not involve an obligation of the Seller on a promissory note. The Seller will not use the proceeds from the transactions contemplated by the Basic Documents to give any preference to any creditor or class of creditors, and this transaction will not leave the Seller with remaining assets which are unreasonably small compared to its ongoing operations.

         (i) FRAUDULENT CONVEYANCE. The Seller is not selling the Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Receivables to the Purchaser.

         (j) TAX RETURNS. The Seller has filed all federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due (other than taxes, the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Seller). Any taxes, fees and other governmental charges payable by the Seller in connection with consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Seller is a party have been paid or shall have been paid as of each Transfer Date.

         (k) CHIEF EXECUTIVE OFFICE. The chief executive office of the Seller is at 16355 Laguna Canyon Road, Irvine, CA 92618 and its organizational number is 1682500.

         (l) CERTIFICATE, STATEMENTS AND REPORTS. The officers certificates, statements, reports and other documents prepared by Seller and furnished by Seller to the Purchaser, the Insurer, Trustee or Initial Note Purchaser pursuant to this Agreement or any other Basic Document to which it is a party, and in


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connection with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

         (m) LEGAL COUNSEL, ETC. Seller consulted with its own legal counsel and independent accountants to the extent it deems necessary regarding the tax, accounting and regulatory consequences of the transactions contemplated hereby, Seller is not participating in such transactions in reliance on any representations of any other party, their affiliates, or their counsel with respect to tax, accounting and regulatory matters.

         SECTION 8.2 ADDITIONAL COVENANTS OF THE SELLER.

         (a) SALE. The Seller agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

         (b) NON-PETITION. In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes issued by the Purchaser and all amounts due to the Insurer under the Insurance Agreement have been paid in full. The Purchaser and the Seller agree that damages will not be an adequate remedy for breach of this covenant and that this covenant may be specifically enforced by the Purchaser, by the Trustee on behalf of the Noteholders or by the Insurer.

         (c) CHANGES TO ORIGINATION PROGRAMS. The Seller covenants that it will not make any material changes to its loan origination programs, or its classification of Obligors within such programs unless (i) the Insurer and the Initial Note Purchaser expressly consent in writing to such changes and (ii) after giving effect to any such changes, the Rating Agency Condition is satisfied.

         SECTION 8.3 LIABILITY OF SELLER; INDEMNITIES.

         Subject to the limitation of remedies set forth in Section 3.2 hereof with respect to a breach of any representations and warranties contained in
Section 3.1 hereof, the Seller shall indemnify the Purchaser, the Insurer, the Standby Servicer, the Trustee, the Initial Note Purchaser, the Noteholders and their respective officers, directors, agents and employees for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein.

         (a) The Seller shall defend, indemnify, and hold harmless the Purchaser, the Insurer, the Standby Servicer, the Trustee, the Initial Note Purchaser, the Noteholders and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller, any Affiliate thereof or any of their respective agents or subcontractors, of a Financed Vehicle.

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

         (b) The Seller shall indemnify, defend and hold harmless the Purchaser, the Insurer, the Standby Servicer, the Trustee the Initial Note Purchaser, the Noteholders and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents to which the Seller is a party (except any income taxes arising out of fees paid to the Trustee, the Standby Servicer and the Insurer and except any taxes to which the Trustee may otherwise be subject), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Purchaser, not including any taxes asserted with respect to federal or other income taxes arising out of distributions on the Notes) and costs and expenses in defending against the same.

         (c) The Seller shall indemnify, defend and hold harmless the Purchaser, the Trustee, the Insurer, the Initial Note Purchaser, the Noteholders and their respective officers, directors, agents and employees from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and/or (ii) the Seller's or the Purchaser's violation of Federal or state securities laws in connection with the offering and sale of the Notes.

         (d) The Seller shall indemnify, defend and hold harmless the Trustee, and the Standby Servicer and its officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents to which the Seller is a party except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Trustee.

         Indemnification under this Section shall survive the resignation or removal of the Servicer or the Trustee and the termination of this Agreement or the Indenture, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

         Notwithstanding any provision of this Section 8.3 or any other provision of this Agreement, nothing herein shall be construed as to require the Seller to provide any indemnification hereunder or under any other Basic Document for any costs, expenses, losses, claims, damages or liabilities arising out of, or incurred in connection with, credit losses with respect to the Receivables.

         SECTION 8.4 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SELLER.

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         Seller shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to Seller's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of Seller contained in this Agreement. Any corporation (i) into which Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which Seller shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of Seller, or (iv) succeeding to the business of Seller, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of Seller under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to Seller under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release Seller from any obligation. Seller shall provide notice of any merger, consolidation or succession pursuant to this Section to the, the Trustee, the Noteholders, the Insurer and each Rating Agency. Notwithstanding the foregoing, Seller shall not merge or consolidate with any other Person or permit any other Person to become a successor to Seller's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 8.1 shall have been breached (for purposes hereof, such representations and warranties shall be deemed made as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have occurred and be continuing, (y) Seller shall have delivered to the Trustee, the Rating Agencies, the Noteholders and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) Seller shall have delivered to the Trustee, the Rating Agencies, the Noteholders and the Insurer an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Purchaser and the Trustee, respectively, in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

         SECTION 8.5 LIMITATION ON LIABILITY OF SELLER AND OTHERS.

         The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any appropriate Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                                   ARTICLE IX

                                  THE SERVICER
                                  ------------

         SECTION 9.1 REPRESENTATIONS OF SERVICER.

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         The Servicer (unless SST or the Standby Servicer is the Servicer) makes the following representations on which the Insurer shall be deemed to have relied in executing and delivering the Note Policy and on which the Purchaser is deemed to have relied in acquiring the Receivables and on which the Noteholders are deemed to have relied in investing in the Notes. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of Receivables conveyed by the Closing Date, and as of the applicable Transfer Date, in the case of Receivables conveyed by such Transfer Date, and shall survive the sale of the Receivables to the Purchaser and the pledge thereof to the Trustee pursuant to the Indenture.

         (a) ORGANIZATION AND GOOD STANDING. The Servicer has been duly organized and is validly existing as a corporation and in good standing under the laws of the State of California, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and service the Receivables.

         (b) DUE QUALIFICATION. The Servicer is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification except where the failure to so qualify or obtain such licenses or consents could not reasonably be expected to result in a material adverse effect with respect to it or to the Receivables.

         (c) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.

         (d) BINDING OBLIGATION. This Agreement and the Basic Documents to which the Servicer is a party shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which to the Servicer is a party, and the fulfillment of the terms of this Agreement and the Basic Documents to which the Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

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

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or
(C) other than the Stanwich Case seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Notes or any of the Basic Documents or (D) relating to the Servicer and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Notes.

         (g) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

         (h) TAXES. The Servicer has filed all federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due (other than taxes, the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Seller). Any taxes, fees and other governmental charges payable by the Servicer in connection with consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Seller is a party have been paid or shall have been paid as of each Transfer Date.

         (i) CHIEF EXECUTIVE OFFICE. The Servicer hereby represents and warrants to the Trustee that the Servicer's principal place of business and chief executive office is Consumer Portfolio Services, 16355 Laguna Canyon Road, Irvine, California 92618.

         SECTION 9.2 LIABILITY OF SERVICER; INDEMNITIES.

         (a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

                  (i) The Servicer shall defend, indemnify and hold harmless the Purchaser, the Trustee, the Standby Servicer, the Collateral Agent, the Insurer, the Initial Note Purchaser, the Noteholders and their respective officers, directors agents and employees from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership, repossession or operation by the Servicer or any Affiliate or agent or sub-contractor thereof of any Financed Vehicle;

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

                  (ii) The Servicer, unless SST or the Standby Servicer is the Servicer, shall indemnify, defend and hold harmless the Purchaser, the Trustee, the Standby Servicer, the Collateral Agent, the Insurer, the Initial Note Purchaser, the Noteholders and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Purchaser, the pledge thereof to the Trustee or the issuance and original sale of the Notes) and costs and expenses in defending against the same;

                  (iii) The Servicer shall indemnify, defend and hold harmless the Purchaser, the Trustee, the Standby Servicer, the Collateral Agent, the Insurer, the Initial Note Purchaser, the Noteholders and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser, the Trustee, the Standby Servicer, the Insurer or the Noteholders through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                  (iv) The Servicer shall indemnify, defend, and hold harmless the Trustee, the Standby Servicer and the Collateral Agent from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained or in any of the Basic Documents, except to the extent that such cost, expense, loss, claim, damage or liability: (A) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Trustee, the Standby Servicer or the Collateral Agent, as applicable or (B) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee, the Standby Servicer or the Collateral Agent.

         (b) Notwithstanding the foregoing, the Servicer shall not be obligated to defend, indemnify, and hold harmless any Noteholders for any losses, claims, damages or liabilities incurred by any Noteholders arising out of claims, complaints, actions and allegations relating to Section 406 of ERISA or Section 4975 of the Code as a result of the purchase or holding of a Note by such Noteholder with the assets of a plan subject to such provisions of ERISA or the Code.

         (c) For purposes of this Section 9.2, in the event of the termination of the rights and obligations of the Servicer (or any successor thereto pursuant to Section 9.3) as Servicer pursuant to Section 10.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 10.2. The provisions of this Section 9.2(c) shall in no way affect the survival pursuant to Section 9.2(d) of the indemnification by the Servicer provided by
Section 9.2(a).

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

         (d) Indemnification under this Section 9.2 shall survive the termination of this Agreement and any resignation or removal of CPS or any successor Servicer as Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

         SECTION 9.3 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER OR STANDBY SERVICER.

         (a) The Servicer (other than the Standby Servicer as successor Servicer) shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of the Servicer contained in this Agreement. Any corporation (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Servicer from any obligation. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustee, the Noteholders, the Insurer and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 9.1 shall have been breached (for purposes hereof, such representations and warranties shall be deemed made as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have occurred and be continuing, (y) the Servicer shall have delivered to the Trustee, the Rating Agencies, each Noteholder and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Servicer shall have delivered to the Trustee, the Rating Agencies, each Noteholder and the Insurer an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Purchaser and the Trustee, respectively, in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

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

         (b) Any Person (i) into which the Standby Servicer (in its capacity as Standby Servicer or successor Servicer) may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Standby Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Standby Servicer, or (iv) succeeding to the business of the Standby Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Standby Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Standby Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Standby Servicer from any obligation.

         (c) The Standby Servicer may resign at any time by providing 60 days' prior written notice to the Issuer, the Noteholders, the Note Insurer and the Rating Agencies; provided however that no such resignation shall be effective unless and until a successor Standby Servicer has been appointed by the Controlling Party and such successor Standby Servicer has accepted such appointment. The resigning Standby Servicer shall have no liability or obligations with respects to actions or performance to occur after the effective time of such resignation. If a successor Standby Servicer is not appointed and does not accept such appointment within such 60 days, the Standby Servicer may petition any court of competent jurisdiction for the appointment of a successor Standby Servicer.

         SECTION 9.4 RESERVED.

         SECTION 9.5 DELEGATION OF DUTIES.

         The Servicer may at any time delegate duties under this Agreement to sub-contractors who are in the business of servicing automotive receivables with the prior written consent of the Controlling Party; PROVIDED, HOWEVER, that no such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties.

         SECTION 9.6 SERVICER AND STANDBY SERVICER NOT TO RESIGN.

         Subject to the provisions of Section 9.3, neither the Servicer nor the Standby Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Standby Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer or the Standby Servicer, as the case may be, and the Controlling Party does not elect to waive the obligations of the Servicer or the Standby Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Standby Servicer shall be evidenced by an Opinion of Counsel to


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such effect delivered and acceptable to the Trustee, the Noteholders and the
Controlling Party. No resignation of the Servicer shall become effective until the Standby Servicer or an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Standby Servicer shall become effective until, an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Standby Servicer PROVIDED, HOWEVER, that in the event a successor Standby Servicer is not appointed within 60 days after the Standby Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this Section 9.6, the Standby Servicer may petition a court for its removal.

                                    ARTICLE X

                                     DEFAULT
                                     -------

         SECTION 10.1 SERVICER TERMINATION EVENT.

         For purposes of this Agreement, each of the following shall constitute a "Servicer Termination Event":

         (a) Any failure by the Servicer to deliver to the Trustee for distribution to Noteholders any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Trustee or the Insurer (unless an Insurer Default shall have occurred and be continuing) or after discovery of such failure by a Responsible Officer of the Servicer; or

         (b) Failure by the Servicer to deliver to the Trustee and the Insurer (so long as an Insurer Default shall not have occurred and be continuing), the Servicer's Certificate on the date on which such Servicer's Certificate is required to be delivered, or failure on the part of the Servicer to observe its covenants and agreements set forth in Section 9.3(a); or

         (c) Failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of Noteholders (determined without regard to the availability of funds under the Note Policy), or of the Insurer (unless an Insurer Default shall have occurred and be continuing), and (ii) continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer by the Trustee or the Insurer or (2) to the Servicer, the Trustee and the Controlling Party by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes; or

         (d) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days, or the commencement of an involuntary case under the federal or state bankruptcy, insolvency or similar laws, as now or hereafter in effect, or another present or future, federal or state bankruptcy, insolvency or


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similar law with respect to the Servicer (or the Purchaser or any other
Affiliate of CPS, if CPS is the Servicer, if applicable) and such case is not dismissed within 60 days; PROVIDED, HOWEVER, that none of the events described in this clause (d) shall constitute a Servicer Termination Event if it relates solely to an Affiliate of the Servicer that is currently the subject of any such proceeding or receivership described above; or

         (e) The consent by the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) to the appointment of a conservator, trustee, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) of or relating to substantially all of its property; or the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations PROVIDED, HOWEVER, that none of the events described in this clause (e) shall constitute a Servicer Termination Event if it relates solely to an Affiliate of the Servicer that is the currently the subject of any such proceeding or receivership described above; or

         (f) Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in this Agreement relating to the characteristics of the Receivables), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust or the Noteholders and, within 30 days after written notice thereof shall have been given (1) to the Servicer by the Trustee or the Controlling Party or (2) to the Servicer and to the Trustee and the Controlling Party by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

         (g) the Controlling Party shall not have delivered a Servicer Extension Notice pursuant to Section 4.15; or

         (h) So long as an Insurer Default shall not have occurred and be continuing, an Insurance Agreement Event of Default shall have occurred; or

         (i) A claim is made under the Note Policy.

         SECTION 10.2 CONSEQUENCES OF A SERVICER TERMINATION EVENT.

         If a Servicer Termination Event shall occur and be continuing, the Insurer (or, if an Insurer Default shall have occurred and be continuing either the Trustee (to the extent it has knowledge thereof) or Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes, (by notice given in writing to the Servicer (and to the Trustee if given by the Insurer or the Noteholders), or by non-extension of the term of the Servicer as referred to in
Section 4.15, may terminate all of the rights and obligations of the Servicer under this Agreement. The outgoing Servicer shall be entitled to its pro rata


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share of the Servicing Fee for the number of days in the Collection Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes or the Receivables and Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Standby Servicer (or such other successor Servicer appointed by the Controlling Party under Section 10.3); PROVIDED, HOWEVER, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Purchaser as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files that shall at the time be held by the terminated Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables and the Other Conveyed Property. All reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with transferring any Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this
Section 10.2 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and to the extent not so paid, such payment shall be made pursuant to Section 5.7 hereof. Upon receipt of notice of the occurrence of Servicer Termination Event, the Trustee shall give notice thereof to the Rating Agencies and the Noteholders. If requested by the Controlling Party, the successor Servicer shall terminate the Lockbox Agreement and direct the Obligors to make all payments under the Receivables directly to the successor Servicer
(in which event the successor Servicer shall process such payments in accordance with Section 4.2(e)), or to a lockbox established by the successor Servicer at the direction of the Controlling Party, at the successor Servicer's expense. The terminated Servicer shall grant the Trustee, the successor Servicer and the Controlling Party reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

         SECTION 10.3 APPOINTMENT OF SUCCESSOR.

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         (a) On and after the time the Servicer receives a notice of termination pursuant to Section 10.2, upon non-extension of the servicing term as referred to in Section 4.15, or upon the resignation of the Servicer pursuant to Section 9.6, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of expiration and non-renewal of the term of the Servicer upon the expiration of such term, and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer as specified in the notice of resignation and accompanying Opinion of Counsel; PROVIDED, HOWEVER, that the Servicer shall not be relieved of its duties, obligations and liabilities as Servicer until a successor Servicer has assumed such duties, obligations and liabilities. Notwithstanding the preceding sentence, if the Standby Servicer or any other successor Servicer shall not have assumed the duties, obligations and liabilities of Servicer within 45 days of the termination, non-extension or resignation described in this Section 10.3, the Servicer may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment as successor Servicer, Standby Servicer (or such other Person as shall have been appointed by the Controlling Party) shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. In the event of termination of the Servicer, the Standby Servicer shall assume the obligations of Servicer hereunder on the date specified in such written notice (the "ASSUMPTION DATE") pursuant to the Servicing and Lockbox Processing Assumption Agreement or, in the event that the Insurer shall have determined that a Person other than Standby Servicer shall be the successor Servicer in accordance with Section 10.2, on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. Notwithstanding Standby Servicer's assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of CPS as Servicer, or any successor Servicer, under this Agreement arising on and after the Assumption Date, Standby Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for any duties, responsibilities, obligations or liabilities (i) under Section 9.2(a)(ii) or
(iv), or (ii) of CPS or any successor Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for any duties, responsibilities, obligations or liabilities of CPS or any successor Servicer arising on or before the Assumption Date under SECTION 4.7 or 9.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of CPS or any successor Servicer therefor arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. Notwithstanding the above, if the Standby Servicer shall be legally unable or unwilling to act as Servicer, and an Insurer Default shall have occurred and be continuing, the Standby Servicer, the Trustee or a Note Majority may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Standby Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 9.6, no provision of this Agreement shall be


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construed as relieving the Standby Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 10.2, the resignation of the Servicer pursuant to Section 9.6 or the non-extension of the servicing term of the Servicer, as referred to in Section
4.15. If upon the termination of the Servicer pursuant to Section 10.2 or the resignation of the Servicer pursuant to Section 9.6, the Controlling Party appoints a successor Servicer other than the Standby Servicer, the Standby Servicer shall not be relieved of its duties as Standby Servicer hereunder.

         (b) Any successor Servicer shall be entitled to such compensation and any other additional compensation as may be agreed pursuant to an amendment hereto in accordance with Section 13.1 (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder.

         SECTION 10.4 NOTIFICATION TO NOTEHOLDERS.

         Upon any termination of, or appointment of a successor to, the Servicer, the Trustee shall give prompt written notice thereof to each Noteholder and to the Rating Agencies.

         SECTION 10.5 WAIVER OF PAST DEFAULTS

         The Controlling Party may waive in writing any default by the Servicer in the performance of its obligations under this Agreement and the consequences thereof (except a default in making any required deposits to or payments from any of the Pledged Accounts in accordance with the terms of this Agreement). Upon any such written waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

         SECTION 10.6 ACTION UPON CERTAIN FAILURES OF THE SERVICER.

         In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 10.1 which would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer and the Insurer. For all purposes of this Agreement (including, without limitation, Section 6.2(b) and this Section 10.6), the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in Sections 10.1(c) through (i) unless notified thereof in writing by the Servicer, the Insurer or by a Noteholder. The Trustee shall be under no duty or obligation to investigate or inquire as to any potential failure of the Servicer specified in Section 10.1.

         SECTION 10.7 CONTINUED ERRORS.

         Notwithstanding anything contained herein to the contrary, if the Standby Servicer becomes successor Servicer it is authorized to accept and rely on all of the accounting, records (including computer records) and work of the prior Servicer relating to the Receivables (collectively, the "Predecessor Servicer Work Product") without any audit or other examination thereof, and the Standby Servicer as successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure


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(collectively, "Errors") exist in any Predecessor Servicer Work Product and such
Errors make it materially more difficult to service or should cause or materially contribute to the Standby Servicer as successor Servicer making or continuing any Errors (collectively, "Continued Errors"), the Standby Servicer as successor Servicer shall have no duty or responsibility, for such Continued Errors; PROVIDED, HOWEVER, that the Standby Servicer as successor Servicer agrees to use its best efforts to prevent further Continued Errors. In the event that the Standby Servicer as successor Servicer becomes aware of Errors or Continued Errors, the Standby Servicer as successor Servicer shall, with the prior consent of the Insurer use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors. The Standby Servicer as successor Servicer shall be entitled to recover its costs thereby expended in accordance with Section 5.07(a)(iv) hereof.

                                   ARTICLE XI

                                    RESERVED
                                    --------

                                  ARTICLE XII

                                    RESERVED
                                    --------

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         SECTION 13.1 AMENDMENT.

         (a) This Agreement may not be amended except that this Agreement may be amended from time to time by the Seller, the Servicer, the Backup Servicer, the Purchaser, the Trustee and the Standby Servicer, with the prior written consent of the Controlling Party, but without the consent of any of the Noteholders to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Insurance Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, Insurer and the Rating Agencies, adversely affect in any material respect the interests of any Noteholder.

         (b) This Agreement may also be amended from time to time by the Seller, the Servicer, the Backup Servicer, the Trustee and the Standby Servicer, with
(i) the consent of the Insurer (so long as no Insurer Default has occurred and is continuing), but without the consent of any Noteholders, or (ii) if an Insurer Default has occurred and is continuing, with the consent of a Note Majority, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; PROVIDED, HOWEVER, that no such amendment


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shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes, PROVIDED, FURTHER, that if an Insurer Default has occurred and is continuing, such action shall not materially adversely affect the interest of the Insurer.

         (c) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Noteholder and the Rating Agencies. It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         (d) The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Purchaser's or the Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         (e) Upon the termination of CPS as Servicer and the Backup Servicer hereunder, all amendments to the terms of this Agreement specified in the Backup Servicing Agreement shall become a part of this Agreement, as if this Agreement was amended to reflect such changes in accordance with this Section 13.1.

         SECTION 13.2 PROTECTION OF TITLE TO PROPERTY.

         (a) The Seller, the Purchaser or Servicer or each of them shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser and the interests of the Trustee in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Insurer and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) None of the Seller, the Purchaser or the Servicer shall change its name, identity jurisdiction of organization, form of organization or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506(a) of the UCC, unless it shall have given the Insurer and the Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Purchaser or the Seller the Servicer, as the case may be, shall deliver an Opinion of Counsel to the Trustee and the Insurer, stating either (A) all financing statements and continuation statements have been authorized and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

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         (c) Each of the Seller, the Purchaser and the Servicer shall have an obligation to give the Insurer and the Trustee at least 60 days' prior written notice of any relocation or change of its principal executive office or a change in its jurisdiction of organization if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times be organized under the laws of the United States (or any State thereof) maintain each office from which it shall service Receivables, and its principal executive office and jurisdiction of organization within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Purchaser, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser and pledged to the Trustee. Indication of the Purchaser's and the Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser and pledged to the Trustee.

         (g) The Servicer shall permit the Trustee, the Standby Servicer, the Insurer and the Initial Note Purchaser and its respective agents upon reasonable notice and at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Controlling Party or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then pledged to the Trustee, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the lien of the Indenture.

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         SECTION 13.3 NOTICES.

         All demands, notices and communications upon or to the Seller, the Backup Servicer, the Servicer, the Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller to Consumer Portfolio Services, Inc. 16355 Laguna Canyon Road, Irvine, CA 92618, Attention: Chief Financial Officer, (b) in the case of the Servicer to Consumer Portfolio Services, Inc., 16355 Laguna Canyon Road, Irvine, CA 92618, Attention: Chief Financial Officer, (c) in the case of the Purchaser to CPS Funding LLC, 16355 Laguna Canyon Road, Irvine, CA 93618, Attention: Chief Financial Officer, (d) in the case of the Trustee or the Collateral Agent, at the Corporate Trust Office, (e) in the case of the Insurer, to 350 Park Avenue, New York, New York 10022 Attention: Senior Vice President, Surveillance (Telecopy: (212) 339-3547); (f) in the case of the Initial Note Purchaser to Greenwich Capital Markets, Inc. 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Asset Backed Finance (Telecopy (203) 618-2164 in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; (g) in the case of the Backup Servicer, to SST at 4615 Pickett Road, St. Joseph, Missouri 64503; and
(h) in the case of Standard & Poor's Ratings Group, to Standard & Poor's, a Division of The McGraw Hill Companies, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

         SECTION 13.4 ASSIGNMENT.

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 8.4 and 9.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Purchaser, the Seller or the Servicer without the prior written consent of the Trustee, the Standby Servicer and the Controlling Party.

         SECTION 13.5 LIMITATIONS ON RIGHTS OF OTHERS.

         The provisions of this Agreement are solely for the benefit of the parties hereto and for the benefit of the Noteholders and the Insurer, as third-party beneficiaries. The Insurer and its successors and assigns shall be entitled to rely upon and directly enforce such provisions of this Agreement (so long as no Insurer Event of Default has occurred and is continuing). Except as expressly stated otherwise, any right of the Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Insurer in its sole and absolute discretion. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Note Policy) upon delivery of a written notice to the Purchaser and the Trustee. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

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         SECTION 13.6 SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 13.7 SEPARATE COUNTERPARTS.

         This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 13.8 HEADINGS.

         The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 13.9 GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 13.10 ASSIGNMENT TO TRUSTEE.

         The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Purchaser to the Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Purchaser in, to and under the Receivables and Other Conveyed Property and/or the assignment of any or all of the Purchaser's rights and obligations hereunder to the Trustee.

         SECTION 13.11 NONPETITION COVENANTS.

         Notwithstanding any prior termination of this Agreement, the Servicer, the Stand-by Servicer, the Backup Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

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         SECTION 13.12 LIMITATION OF LIABILITY OF TRUSTEE.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Bank One Trust Company, N.A., not in its individual capacity but solely as Trustee and Standby Servicer and in no event shall Bank One Trust Company, N.A., have any liability for the representations, warranties, covenants, agreements or other obligations of the Purchaser hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser.

         SECTION 13.13 INDEPENDENCE OF THE SERVICER.

         For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Purchaser, the Trustee and Standby Servicer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Purchaser in any way and shall not otherwise be deemed an agent of the Purchaser.

         SECTION 13.14 NO JOINT VENTURE.

         Nothing contained in this Agreement (i) shall constitute the Servicer and the Purchaser as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         SECTION 13.15 INSURER AS CONTROLLING PARTY.

         Each Noteholder by purchase of the Notes held by it acknowledges that the Trustee, as partial consideration of the issuance of the Note Policy, has agreed that the Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as no Insurer Default has occurred and is continuing, except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Insurer agrees to take such action to give such consent or approval. Notwithstanding any other provision in this Agreement or in any other Basic Document to the contrary, so long as an Insurer Default has occurred and is continuing, any provision giving the Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting, unless otherwise specified, at the direction of a Note Majority. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Note Policy) upon delivery of a written notice to the Trustee. The Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

         SECTION 13.16 SPECIAL SUPPLEMENTAL AGREEMENT.

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         If any party to this Agreement is unable to sign any amendment or supplement due to its dissolution, winding up or comparable circumstances, then the consent of the Insurer shall be sufficient to amend this Agreement without such party's signature.

         SECTION 13.17 LIMITED RECOURSE.

         Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Purchaser hereunder are solely the limited liability company obligations of the Purchaser, and shall be payable by the Purchaser, solely as provided herein. The Purchaser shall only be required to pay (a) any fees, expenses, indemnities or other liabilities that it may incur hereunder (i) from funds available pursuant to, and in accordance with, the payment priorities set forth in Section 5.7(a) and Section 3.3 of the Master Spread Account Agreement and (ii) only to the extent the Purchaser receives additional funds for such purposes or to the extent it has additional funds available (other than funds described in the preceding clause (i)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of the Purchaser incurred in accordance with the Purchaser's limited liability company agreement and all financing documents to which the Purchaser is a party. In addition, no amount owing by the Purchaser hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or for the payment of any fee hereunder or any other obligation of, or claim against, the Purchaser arising out of or based upon any provision herein, against any member, employee, officer, agent, director or authorized person of the Purchaser or any Affiliate thereof; PROVIDED, HOWEVER, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them.

         SECTION 13.18 ACKNOWLEDGEMENT OF ROLES.

         The parties expressly acknowledge and consent to Bank One acting in the possible multiple capacities of Standby Servicer, Collateral Agent and as Trustee. Bank One may, in each such capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Bank One of express duties set forth in this Agreement in any such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) bad faith or willful misconduct by Bank One.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                   CPS FUNDING LLC


                                   By:      ____________________________________
                                            Title:


                                   CONSUMER PORTFOLIO SERVICES, INC., as Seller


                                   By:      ____________________________________
                                            Title:

                                   CONSUMER PORTFOLIO SERVICES, INC., as
                                   Servicer


                                   By:      ____________________________________
                                            Title:


                                   BANK ONE TRUST COMPANY N.A. not in its
                                   individual capacity, but solely as Standby
                                   Servicer and Trustee


                                   By:      ____________________________________
                                            Title:


                                   SYSTEMS & SERVICES TECHNOLOGIES, INC., as
                                   Backup Servicer


                                   By:      ____________________________________
                                            Title:

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                                   SCHEDULE B

                    LOCATION FOR DELIVERY OF RECEIVABLE FILES



Bank One Trust Company, N.A.
2220 Chemsearch Blvd., Suite 150
Irving, Texas  75062

                                    EXHIBIT A

                             SERVICER'S CERTIFICATE
                       [circulated separately by Servicer]

                                    EXHIBIT B

                                  TRUST RECEIPT
                           PURSUANT TO SECTION 3.5 OF
                        THE SALE AND SERVICING AGREEMENT


Greenwich Capital Markets..                                   [date]
as Purchaser
600 Steamboat Road
Greenwich, Connecticut  06830

Financial Security Assurance, Inc.,
  as Insurer
Attn:  Senior Vice-President, Surveillance
350 Park Avenue
New York, New York 10022


Re: Sale and Servicing Agreement, dated as of January 9, 2003 (the "SALE AND SERVICING AGREEMENT") among CPS Funding LLC, a Delaware limited liability company (the "PURCHASER"), Consumer Portfolio Services, Inc., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), Systems & Services Technologies, Inc., a Delaware Corporation ("SST"), as Backup Servicer, and Bank One Trust Company, N.A. (in its capacities as Standby SERVICER, THE "STANDBY SERVICER" AND AS TRUSTEE, THE "TRUSTEE," RESPECTIVELY).


         In accordance with the provisions of Sections 3.3 and 3.4 of the Sale and Servicing Agreement, the undersigned, as Trustee, hereby certifies that it has reviewed the Receivable Files delivered to it pursuant to Section 3.3(a) of the Sale and Servicing Agreement with respect to the Receivables to be transferred thereunder on [date] (the "Transfer Date") and has determined that it has received a complete Receivable File for each Receivable identified in the Schedule of Receivables (other than (i) any Receivable paid in full or (ii) any Receivable listed on Schedule A hereto, which schedule notes any exceptions).

         The Trustee further acknowledges that it is holding the Receivable Files as Trustee, custodian, agent and bailee in trust for the benefit of the Noteholders and the Insurer.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.


                                                  BANK ONE TRUST COMPANY, N.A.
                                                           as Trustee

                                                  By:      __________________
                                                  Name:    __________________
                                                  Title:   __________________

                                    EXHIBIT C

                                SERVICER RECEIPT
                             PURSUANT TO SECTION 3.5
                       OF THE SALE AND SERVICING AGREEMENT



                                                                          [date]

Bank One Trust Company, N.A.
Bank One Plaza, IL1-0841
Chicago, Illinois  60670
Attn.:  Structured Finance CPS Funding

         Re: Sale and Servicing Agreement, dated as of January 9, 2003 (the "SALE AND SERVICING AGREEMENT") among CPS Funding LLC, a Delaware limited liability company (the "PURCHASER"), Consumer Portfolio Services, Inc., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER." respectively), Systems & Services Technologies, Inc., a Delaware corporation ("SST"), as Backup Servicer, and Wells Fargo Bank Minnesota, National Association, a national banking association, (in its capacities as Standby Servicer, the "STANDBY SERVICER" and as Trustee, the "TRUSTEE." respectively).

Ladies and Gentlemen:

         In connection with the administration of the Receivable Files held by you as Trustee, we request the release, and acknowledge receipt, of the (Receivables File/specify documents) for the Receivable described below, for the reason indicated.

Receivable:

Reason for Requesting Documents (check one or more):

___      1.       Contract Paid in Full

___      2.       Contract Repurchased

___      3.       Contract Liquidated

___      4.       Contract in Repossession

___      5.       Other (explain)

         If item 1, 2 or 3 above is checked, and if all or part of the Receivables File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Receivable.

         The undersigned hereby certifies that if a release has been requested due to payment in full of a Receivable or repurchase upon breach of a representation or warranty, all amounts received in connection therewith which are required to be deposited in the Collection Account pursuant to Section 4.2 of the Sale and Servicing Agreement have been so deposited.

         If item 4 or 5 above is checked, upon our return of the above document(s) to you as the Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.

                                              CONSUMER PORTFOLIO SERVICES, INC.

                                              By:      ________________________
                                                       Name:
                                                       Title:
                                                       Date:

DOCUMENTS RETURNED TO THE TRUSTEE:

         BANK ONE TRUST COMPANY, N.A.
                  as Trustee



         By:      _____________________________
                  Name:
                  Title:
                  Date:

                                    EXHIBIT D

                      FORM OF MONTHLY SERVICER'S STATEMENT



         The undersigned, ________________, hereby certifies that (s)he is a duly elected and qualified officer of the Servicer, and hereby further certifies as follows:

         The Receivables described below have been fully liquidated and all amounts required to be deposited in the Lockbox Account with respect to the Receivables and the Obligor described below have been so deposited.

         Servicer
         Loan No.:
         Obligor's Name:

         Capitalized terms used herein which are not defined herein shall have the meanings ascribed to them in the Sale and Servicing Agreement dated as of January 9, 2003, among CPS Funding LLC. as Purchaser, Consumer Portfolio Services, Inc., as Servicer and Seller, Systems & Services Technologies, Inc., as Backup Servicer, and Bank One Trust Company, N.A., as Trustee and Standby Servicer.

         IN WITNESS WHEREOF, I have hereunto set my hand on and as of this __ day of ____________, 20__.

                                             _________________________________
                                             Name:
                                             Title:

                                    EXHIBIT E

                              TRUSTEE'S CERTIFICATE
                       PURSUANT TO SECTIONS 3.2 OR 3.4 OF
                        THE SALE AND SERVICING AGREEMENT


         Bank One Trust Company, N.A., as trustee (the "Trustee") and Standby Servicer under the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of January 9, 2003, among the Consumer Portfolio Services, Inc. as Seller and Servicer, Systems & Services Technologies, Inc., as Backup Servicer, Bank One Trust Company, N.A., as Trustee and Standby Servicer and CPS Funding LLC, as Purchaser, does hereby sell, transfer, assign, and otherwise convey to Consumer Portfolio Services, Inc. without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables (As defined in the Sale and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by Consumer Portfolio Services, Inc. pursuant to Section 3.2 or
Section 3.4 of the Sale and Servicing Agreement and all security and documents relating thereto.

         IN WITNESS WHEREOF I have hereunto set my had this __ day of ____________, 20__.

                                     BANK ONE TRUST COMPANY, N.A., as Trustee

                                     By:
                                              Name:
                                              Title:

                                    EXHIBIT F

                     FORM OF INDEPENDENT ACCOUNTANT'S REPORT

                             [circulated separately]

                                    EXHIBIT G

                               FORM OF ASSIGNMENT

         This ASSIGNMENT (the "ASSIGNMENT") dated as of ___________ ______ executed between CPS Funding LLC, as Purchaser (the "PURCHASER"), and Consumer Portfolio Services, Inc., as Seller (the "SELLER").

                               W I T N E S S E T H

         WHEREAS, Purchaser and Seller are parties to the Sale and Servicing Agreement dated as of January 9, 2003 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified in accordance with its terms, the "SALE AND SERVICING AGREEMENT") and

         WHEREAS, pursuant to the Sale and Servicing Agreement, the Seller wishes to convey Receivables and related Other Conveyed Property (as each such term is defined in the Sale and Servicing Agreement) to the Purchaser hereunder;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser, intending to be legally bound, hereby agree as follows:

         1. DEFINITIONS. All terms defined in the Sale and Servicing Agreement (whether directly or by reference to other documents) and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "CUT-OFF DATE" shall mean, with respect to the Receivables and the related Other Conveyed Property being conveyed hereby, the date specified in the addendum to the Schedule of Receivables attached as Exhibit A hereto.

         2. CONVEYANCE OF RECEIVABLES. Subject to the conditions specified in
Section 2.1 of the Sale and Servicing Agreement and subject to the mutually agreed upon terms contained in the Sale and Servicing Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations set forth in the Sale and Servicing Agreement) all right, title and interest of the Seller, whether now existing or hereafter arising, in, to and under:

                  (i) the Receivables listed on Schedule A hereto;

                  (ii) all monies received under the Receivables after the related Cutoff Date and all Net Liquidation Proceeds received with respect to the Receivables after the related Cutoff Date;

                  (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the Non-Certificated States, other evidence of title issued by the Department of Motor Vehicles or similar authority in such states with respect to such Financed Vehicles;

                  (iv) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Receivables or the Obligors thereunder;

                  (v) all proceeds from recourse against Dealers with respect to the Receivables;

                  (vi) all refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (vii) the Receivable File related to each Receivable and all other documents that the Seller keeps on file in accordance with its customary procedures relating to the Receivables, for Obligors of the Financed Vehicles;

                  (viii) all amounts and property from time to time held in or credited to the Collection Account or the Lockbox Account;

                  (ix) all property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of the Purchaser pursuant to a liquidation of such Receivable; and

                  (x) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         3. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby restates the representations and warranties set forth in Section
2.1 of the Insurance Agreement and in Sections 3.1 (with respect to the Receivables specified in the Schedule of Receivables attached as EXHIBIT A hereto), 8.1 and 8.2(a) of the Sale and Servicing Agreement with full force and effect as if the same were fully set forth herein. The Seller hereby certifies that all conditions precedent set forth in Section 2.1(b) of the Sale and Servicing Agreement have been satisfied.

         4. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby restates the representations and warranties set forth in
Section 2.1 of the Insurance Agreement and in Section 7.1 of the Sale and Servicing Agreement with full force and effect as if the same were fully set forth herein. The Purchaser hereby certifies that all conditions precedent set forth in Section 2.1(b) of the Sale and Servicing Agreement have been satisfied.

         5. TRANSFER AND ASSIGNMENT: SALE OF RECEIVABLES. The Seller hereby certifies that the Receivables and Other Conveyed Property sold to the Purchaser hereunder are free and clear of all liens and that the beneficial interest in and title to the Receivables and Other Conveyed Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby is held not to be a sale, the transfer and assignment of the Receivables and Other Conveyed Property hereunder shall constitute a grant of a security interest in the property referred to in Section 2 to the Purchaser.

         6. FURTHER ENCUMBRANCE OF RECEIVABLES AND OTHER CONVEYED PROPERTY.

         (a) Immediately upon the conveyance to the Purchaser by the Seller of the Receivables and any item of related Other Conveyed Property pursuant to
Section 2, all right, title and interest of the Seller in and to such Receivables and Other Conveyed Property shall terminate, and all such right, title and interest shall vest in the Purchaser.

         (b) Immediately upon the vesting of the Receivables and the Other Conveyed Property in the Purchaser, the Purchaser shall have the sole right to pledge or otherwise encumber such Receivables and the related Other Conveyed Property.

         7. COUNTERPARTS. This Assignment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         8. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                          CPS FUNDING LLC, as Purchaser

                                          By:      _____________________________
                                                   Name:
                                                   Title:

                                          CONSUMER PORTFOLIO SERVICES, INC.,  as
                                          Seller

                                          By:      _____________________________
                                                   Name:
                                                   Title:

                                   SCHEDULE A

                                    EXHIBIT H

                         FORM OF INVESTOR CERTIFICATION

                                     [Date:]

Bank One Trust Company, N.A.
Bank One Plaza, IL1-0841...
Chicago, Illinois  60670...
Attn.:  Structured Finance CPS Funding

Attention:        Corporate Trust Services - Asset-Backed Administration CPS
                  Funding LLC Floating Rate Variable Funding Notes

         In Accordance with Section 5.8(b) of the Sale and Servicing Agreement (the "AGREEMENT"), with respect to the Notes (the "Notes"), the undersigned hereby certifies and agrees as follows:

         1. The undersigned is a beneficial owner of $_____________ in outstanding principal balance amount of the Notes.

         2. The undersigned is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) or an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended).

         3. The undersigned is requesting a password pursuant to Section 5.8(b) of the Agreement for access to certain information (the "Information") on the Trustee's Website.

         4. In consideration of the Trustee's disclosure to the undersigned of the Information, or the password in connection therewith, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in connection with the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

         5. The undersigned will not use or disclose the information in any manner which could result in a violation of any provision of the Securities Act of 1933 as amended the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note pursuant to Section 5 of the Securities Act.

         6. The undersigned shall be fully liable for any breach of this agreement by itself or any of its representatives and shall indemnify the Purchaser, the Servicer the Initial Note Purchaser and the Trustee for any loss liability or expense incurred thereby with respect to any such breach by the undersigned or any of its representatives.

         7. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused its name to be signed thereby by its duly authorized officer, as of the day and year written above.

                                                     ___________________________
                                                     Beneficial Owner


                                                     By:________________________

                                                     Title:_____________________

                                                     Company:___________________

                                                     Phone:_____________________

                                    EXHIBIT I

                             FORM OF ADDITION NOTICE

To the Parties Listed on Schedule A

Gentlemen and Ladies:

         This Notice of Addition is delivered to you pursuant to Section 2.1(b) of the Sale and Servicing Agreement, dated as of January 9, 2003 among CPS Funding, LLC, as Purchaser, Consumer Portfolio Services, Inc., as Seller and Servicer, Systems & Services Technologies, Inc., as Backup Servicer and Bank One Trust Company, N.A., as Standby Servicer and Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Indenture.

         Consumer Portfolio Services, Inc. hereby intends to transfer to CPS Funding LLC $________ aggregate outstanding principal amount of Receivables on _________ __, 200_ (the "Transfer Date"). The Issuer hereby represents and warrants to the Trustee that all of the statements contained in Section 2.1(b) of the Sale and Servicing Agreement pertaining to the transfer of the Receivables shall be true and correct on and as of the date of the Addition proposed hereby and all of the conditions precedent to (a) the funding of a Note Increase or (b) the Purchase of Receivables in accordance with SECTION 2.1(B) of the Sale and Servicing Agreement have been satisfied.

         Attached is a supplement to the Schedule of Receivables giving effect to such Addition.

         IN WITNESS WHEREOF, the issuer has caused this notice of addition to be executed and delivered by its duly authorized officer this ________ of______, 20__.

                                           CPS FUNDING LLC


                                           By       _________________________
                                                    Name:
                                                    Title:

                                   Schedule A

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Bank One Trust Company, N.A., as Trustee
Bank One Plaza, IL1-0841
Chicago, Illinois  60670
Attn.:  Structured Finance CPS Funding

Financial Security Assurance, Inc.
350 Park Avenue
New York, New York  10022

Standard & Poor's Ratings Services
55 Water Street
New York, New York  10041

Moody's Investors Service, Inc.
99 Church Street, Fourth Floor
New York, New York  10007

                                    EXHIBIT J

                            BOND TRUSTEE FEE SCHEDULE


         [circulated separately]

                                    EXHIBIT K

                          DOCUMENT CUSTODY FEE SCHEDULE



         [circulated separately]